UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2021

Item 1.

Reports to Stockholders

Fidelity® Investment Grade Bond Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Investment Grade Bond Central Fund	1.18%	4.15%	3.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Central Fund on September 30, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,791	Fidelity® Investment Grade Bond Central Fund
$13,455	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending September 30, 2021, in a broad risk-on environment. The Bloomberg U.S. Aggregate Bond Index returned -0.90% for the full period. In February, bond yields rose notably, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery. This led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising near period end, largely due to an improved economy and the potential for tighter monetary policy. For much of the 12 months, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off, although by period end, expectations rose that it could begin to happen as soon as November. Within the Bloomberg Barclays index, corporate bonds rose 1.74% for the period, significantly topping the -3.30% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added about 11% and Treasury Inflation-Protected Securities (TIPS) rose about 5%.

Comments from Co-Portfolio Manager Jeffrey Moore:  For the fiscal year ending September 30, 2021, the fund gained 1.18%, topping, net of fees, the -0.90% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Relative to the benchmark, our decision to overweight corporate bonds added value as credit spreads tightened for the 12 months, as did our picks among corporates. Specifically within corporates, selections among the bonds of industrial firms and overweighting financial institutions contributed meaningfully. Underweighting mortgage-backed securities (MBS), which offered little value for most of the period, also aided the fund's relative result. Lastly, overweighting asset-backed securities boosted the fund's return versus the benchmark. In contrast, positioning along the yield curve detracted somewhat, especially owning fewer 20-year bonds than the benchmark. On average, the fund's allocation to cash, which grew throughout the period, also hurt. Sector allocation among the bonds of industrial firms also set the fund back on a relative basis, although our picks in this segment made up for this shortfall and then some.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations	47.2%
AAA	6.7%
AA	1.1%
A	8.8%
BBB	23.6%
BB and Below	6.1%
Not Rated	3.2%
Short-Term Investments and Net Other Assets	3.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of September 30, 2021*,**
Corporate Bonds	36.8%
U.S. Government and U.S. Government Agency Obligations	47.2%
Asset-Backed Securities	6.4%
CMOs and Other Mortgage Related Securities	5.1%
Municipal Bonds	0.9%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 10.9%

 ** Futures and Swaps - 3.1%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
2.55% 12/1/33	$53,719,000	$52,849,720
3.8% 12/1/57	88,627,000	90,537,086
4.3% 2/15/30	13,106,000	15,040,155
4.45% 4/1/24	2,179,000	2,360,949
4.75% 5/15/46	10,000,000	11,961,464
4.9% 6/15/42	5,000,000	6,011,272
6.2% 3/15/40	7,609,000	10,176,365
Verizon Communications, Inc.:
2.987% 10/30/56	65,611,000	60,582,900
3% 3/22/27	5,629,000	6,040,932
3.15% 3/22/30	9,123,000	9,756,668
4.862% 8/21/46	27,196,000	34,633,909
5.012% 4/15/49	3,772,000	4,941,292
		304,892,712
Entertainment - 0.2%
NBCUniversal, Inc. 5.95% 4/1/41	6,541,000	9,536,584
The Walt Disney Co.:
3.6% 1/13/51	25,350,000	28,237,754
3.8% 5/13/60	25,000,000	28,886,080
		66,660,418
Media - 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	28,212,000	28,928,795
4.908% 7/23/25	18,965,000	21,328,504
5.375% 5/1/47	71,848,000	86,023,301
5.75% 4/1/48	11,687,000	14,764,104
6.484% 10/23/45	9,303,000	12,648,176
Comcast Corp.:
3.1% 4/1/25	2,517,000	2,693,029
3.3% 4/1/27	6,795,000	7,440,478
3.4% 4/1/30	6,970,000	7,676,324
3.75% 4/1/40	2,448,000	2,750,387
3.9% 3/1/38	5,001,000	5,678,837
4.65% 7/15/42	11,795,000	14,655,810
Discovery Communications LLC:
3.625% 5/15/30	14,753,000	15,999,845
4.65% 5/15/50	39,956,000	46,303,310
Fox Corp.:
3.666% 1/25/22	3,564,000	3,601,564
4.03% 1/25/24	6,266,000	6,723,030
4.709% 1/25/29	9,069,000	10,564,797
5.476% 1/25/39	8,943,000	11,420,326
5.576% 1/25/49	5,934,000	7,990,888
Time Warner Cable LLC:
4.5% 9/15/42	19,701,000	21,559,615
5.5% 9/1/41	8,397,000	10,291,292
5.875% 11/15/40	7,566,000	9,543,764
6.55% 5/1/37	73,937,000	99,762,089
6.75% 6/15/39	10,675,000	14,610,730
7.3% 7/1/38	16,247,000	23,306,696
		486,265,691
Wireless Telecommunication Services - 0.3%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	25,540,000	28,137,181
3.875% 4/15/30	36,970,000	40,820,872
4.375% 4/15/40	5,513,000	6,351,896
4.5% 4/15/50	10,830,000	12,625,274
		87,935,223

TOTAL COMMUNICATION SERVICES		945,754,044

CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.2%
General Motors Financial Co., Inc.:
3.45% 4/10/22	1,250,000	1,263,061
4% 1/15/25	14,536,000	15,736,428
4.25% 5/15/23	9,840,000	10,395,382
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	24,305,000	24,685,146
3.125% 5/12/23 (a)	21,172,000	21,996,335
		74,076,352
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	249,000	264,433
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
3.3% 7/1/25	2,498,000	2,689,872
3.5% 7/1/27	7,113,000	7,858,397
3.6% 7/1/30	8,445,000	9,392,626
4.2% 4/1/50	4,263,000	5,082,103
		25,022,998
Household Durables - 0.1%
D.R. Horton, Inc. 2.6% 10/15/25	34,514,000	36,226,991
Leisure Products - 0.1%
Hasbro, Inc. 3% 11/19/24	19,745,000	20,905,946
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30	3,310,000	3,859,162
AutoZone, Inc.:
3.625% 4/15/25	4,758,000	5,157,014
4% 4/15/30	22,128,000	25,090,091
Lowe's Companies, Inc. 4.5% 4/15/30	16,112,000	18,887,145
O'Reilly Automotive, Inc. 4.2% 4/1/30	4,968,000	5,693,038
The Home Depot, Inc. 2.5% 4/15/27	3,139,000	3,331,426
		62,017,876
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. 2.75% 3/27/27	6,632,000	7,120,459

TOTAL CONSUMER DISCRETIONARY		225,635,055

CONSUMER STAPLES - 1.9%
Beverages - 1.7%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	37,610,000	41,251,465
4.7% 2/1/36	46,768,000	56,536,280
4.9% 2/1/46	50,530,000	62,605,696
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	10,000,000	10,952,532
4.35% 6/1/40	10,000,000	11,620,431
4.5% 6/1/50	12,500,000	14,921,521
4.6% 6/1/60	10,000,000	12,015,485
4.75% 4/15/58	26,711,000	32,752,634
5.45% 1/23/39	23,200,000	30,048,700
5.55% 1/23/49	54,331,000	73,582,625
5.8% 1/23/59 (Reg. S)	55,947,000	79,032,440
Molson Coors Beverage Co.:
3% 7/15/26	48,345,000	51,645,722
5% 5/1/42	3,080,000	3,760,874
PepsiCo, Inc.:
2.625% 3/19/27	2,862,000	3,053,579
2.75% 3/19/30	18,600,000	19,832,842
The Coca-Cola Co.:
3.375% 3/25/27	24,531,000	27,169,972
3.45% 3/25/30	14,988,000	16,768,252
		547,551,050
Food & Staples Retailing - 0.2%
Sysco Corp.:
3.25% 7/15/27	11,011,000	11,919,820
6.6% 4/1/50	25,587,000	40,249,725
		52,169,545
Food Products - 0.0%
Archer Daniels Midland Co. 3.25% 3/27/30	6,931,000	7,598,809
General Mills, Inc. 2.875% 4/15/30	3,013,000	3,166,788
		10,765,597
Household Products - 0.0%
Kimberly-Clark Corp. 3.1% 3/26/30	1,764,000	1,931,706
Tobacco - 0.0%
Altria Group, Inc.:
5.375% 1/31/44	6,787,000	7,989,824
5.95% 2/14/49	2,618,000	3,315,619
		11,305,443

TOTAL CONSUMER STAPLES		623,723,341

ENERGY - 3.9%
Energy Equipment & Services - 0.0%
Halliburton Co.:
3.8% 11/15/25	519,000	568,393
4.85% 11/15/35	7,402,000	8,730,334
		9,298,727
Oil, Gas & Consumable Fuels - 3.9%
Canadian Natural Resources Ltd. 3.8% 4/15/24	619,000	658,715
Columbia Pipeline Group, Inc. 4.5% 6/1/25	6,628,000	7,356,881
DCP Midstream Operating LP:
3.875% 3/15/23	14,468,000	14,809,011
4.95% 4/1/22	2,315,000	2,326,575
5.6% 4/1/44	13,506,000	15,734,490
6.45% 11/3/36 (a)	10,621,000	13,197,442
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	10,510,000	11,313,358
Enable Midstream Partners LP 3.9% 5/15/24 (b)	6,444,000	6,841,847
Enbridge, Inc.:
4% 10/1/23	13,445,000	14,239,423
4.25% 12/1/26	8,321,000	9,355,075
Energy Transfer LP:
3.75% 5/15/30	10,391,000	11,228,099
4.2% 9/15/23	5,509,000	5,851,274
4.25% 3/15/23	4,861,000	5,067,564
4.5% 4/15/24	6,244,000	6,752,461
4.95% 6/15/28	18,799,000	21,569,221
5% 5/15/50	23,229,000	26,799,852
5.25% 4/15/29	10,158,000	11,906,904
5.4% 10/1/47	6,651,000	7,925,429
5.8% 6/15/38	10,481,000	12,820,922
6% 6/15/48	26,826,000	34,040,805
6.25% 4/15/49	7,637,000	10,035,097
Enterprise Products Operating LP:
3.7% 2/15/26	8,600,000	9,439,608
3.75% 2/15/25	285,000	309,183
Hess Corp.:
4.3% 4/1/27	20,842,000	23,148,370
7.125% 3/15/33	4,791,000	6,478,941
7.3% 8/15/31	6,610,000	8,941,540
7.875% 10/1/29	20,178,000	27,516,655
Kinder Morgan Energy Partners LP 6.55% 9/15/40	1,645,000	2,278,053
MPLX LP:
4.5% 7/15/23	9,347,000	9,895,231
4.8% 2/15/29	5,370,000	6,214,320
4.875% 12/1/24	12,572,000	13,925,354
5.5% 2/15/49	16,108,000	20,418,271
Occidental Petroleum Corp.:
3.5% 8/15/29	9,098,000	9,253,758
4.3% 8/15/39	1,326,000	1,307,807
4.4% 8/15/49	1,327,000	1,302,119
5.55% 3/15/26	26,200,000	29,082,000
6.2% 3/15/40	7,169,000	8,442,931
6.45% 9/15/36	15,883,000	19,982,799
6.6% 3/15/46	28,439,000	35,691,087
7.5% 5/1/31	29,749,000	38,681,137
Ovintiv Exploration, Inc. 5.625% 7/1/24	28,150,000	31,214,020
Ovintiv, Inc.:
5.15% 11/15/41	5,000,000	5,658,992
8.125% 9/15/30	13,383,000	18,411,798
Petroleos Mexicanos:
4.5% 1/23/26	24,688,000	24,767,002
5.35% 2/12/28	3,500,000	3,441,165
5.95% 1/28/31	7,064,000	6,830,182
6.35% 2/12/48	14,404,000	12,301,016
6.49% 1/23/27	37,360,000	39,295,248
6.5% 3/13/27	21,300,000	22,365,000
6.75% 9/21/47	102,130,000	88,480,326
6.84% 1/23/30	77,731,000	79,899,695
6.95% 1/28/60	18,760,000	16,253,664
7.69% 1/23/50	117,141,000	110,335,108
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	5,964,000	6,274,532
3.6% 11/1/24	6,641,000	7,087,875
3.65% 6/1/22	9,399,000	9,522,506
3.8% 9/15/30	15,976,000	17,055,890
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	8,880,000	8,955,301
Sabine Pass Liquefaction LLC 4.5% 5/15/30	33,855,000	39,021,612
Shell International Finance BV 4.375% 5/11/45	6,392,000	7,846,550
Southeast Supply Header LLC 4.25% 6/15/24 (a)	10,683,000	11,060,751
The Williams Companies, Inc.:
3.5% 11/15/30	36,437,000	39,583,699
3.7% 1/15/23	26,582,000	27,454,102
3.9% 1/15/25	4,336,000	4,684,905
4.3% 3/4/24	20,381,000	21,880,358
4.5% 11/15/23	6,265,000	6,711,368
4.55% 6/24/24	70,596,000	77,016,942
Western Gas Partners LP:
3.95% 6/1/25	3,918,000	4,140,405
4.5% 3/1/28	3,100,000	3,324,750
4.65% 7/1/26	9,376,000	10,141,175
4.75% 8/15/28	5,504,000	6,000,929
		1,289,156,475

TOTAL ENERGY		1,298,455,202

FINANCIALS - 17.7%
Banks - 7.3%
Bank of America Corp.:
2.299% 7/21/32 (b)	80,000,000	78,857,797
3.3% 1/11/23	32,511,000	33,739,170
3.419% 12/20/28 (b)	23,187,000	25,130,942
3.5% 4/19/26	34,343,000	37,500,006
3.705% 4/24/28 (b)	58,915,000	64,745,729
3.864% 7/23/24 (b)	46,066,000	48,751,240
3.95% 4/21/25	19,377,000	21,116,325
4.183% 11/25/27	22,749,000	25,359,533
4.2% 8/26/24	24,032,000	26,286,980
4.25% 10/22/26	20,189,000	22,724,623
4.271% 7/23/29 (b)	2,000,000	2,267,924
4.45% 3/3/26	3,182,000	3,562,980
Barclays PLC:
2.852% 5/7/26 (b)	34,514,000	36,251,525
4.375% 1/12/26	28,767,000	32,102,249
5.088% 6/20/30 (b)	35,020,000	40,408,811
5.2% 5/12/26	11,811,000	13,504,225
BB&T Corp. 3.95% 3/22/22	3,300,000	3,348,156
BNP Paribas SA 2.219% 6/9/26 (a)(b)	32,804,000	33,669,386
CIT Group, Inc. 3.929% 6/19/24 (b)	5,620,000	5,877,761
Citigroup, Inc.:
2.7% 10/27/22	88,772,000	90,882,998
3.142% 1/24/23 (b)	35,705,000	36,005,199
3.352% 4/24/25 (b)	23,697,000	25,169,770
3.875% 3/26/25	35,450,000	38,500,459
4.05% 7/30/22	34,759,000	35,812,759
4.3% 11/20/26	52,072,000	58,483,621
4.4% 6/10/25	11,010,000	12,177,897
4.412% 3/31/31 (b)	45,100,000	52,075,050
4.45% 9/29/27	69,500,000	79,034,631
5.5% 9/13/25	42,579,000	49,134,169
Citizens Financial Group, Inc. 2.638% 9/30/32	35,537,000	35,683,930
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	12,091,000	12,823,170
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	35,920,000	37,094,872
Discover Bank 4.2% 8/8/23	259,000	276,335
Fifth Third Bancorp 3.5% 3/15/22	1,167,000	1,181,005
HSBC Holdings PLC:
2.099% 6/4/26 (b)	25,000,000	25,547,208
4.25% 3/14/24	10,444,000	11,220,331
4.95% 3/31/30	6,013,000	7,151,203
5.25% 3/14/44	2,847,000	3,702,043
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	21,002,000	22,673,021
5.71% 1/15/26 (a)	39,457,000	44,266,215
JPMorgan Chase & Co.:
2.95% 10/1/26	63,807,000	68,384,514
2.956% 5/13/31 (b)	18,323,000	19,062,477
3.797% 7/23/24 (b)	12,224,000	12,922,639
3.875% 9/10/24	90,088,000	97,950,861
4.125% 12/15/26	146,208,000	164,383,359
4.203% 7/23/29 (b)	3,000,000	3,412,655
4.452% 12/5/29 (b)	46,000,000	52,983,832
NatWest Group PLC:
3.073% 5/22/28 (b)	20,149,000	21,394,123
5.125% 5/28/24	125,085,000	137,811,069
6% 12/19/23	108,056,000	119,726,797
6.1% 6/10/23	49,671,000	53,915,937
6.125% 12/15/22	88,078,000	93,701,542
NatWest Markets PLC 2.375% 5/21/23 (a)	37,687,000	38,848,554
Rabobank Nederland 4.375% 8/4/25	36,518,000	40,484,938
Societe Generale:
1.038% 6/18/25 (a)(b)	55,000,000	54,659,034
1.488% 12/14/26 (a)(b)	40,199,000	39,750,621
Synchrony Bank 3% 6/15/22	12,252,000	12,452,844
UniCredit SpA 6.572% 1/14/22 (a)	27,546,000	27,992,975
Wells Fargo & Co.:
2.406% 10/30/25 (b)	19,840,000	20,662,943
4.478% 4/4/31 (b)	60,800,000	70,788,606
Westpac Banking Corp. 4.11% 7/24/34 (b)	17,722,000	19,254,840
		2,404,646,408
Capital Markets - 5.3%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	27,065,000	29,277,624
4.25% 2/15/24	10,069,000	10,892,701
Ares Capital Corp.:
3.875% 1/15/26	54,729,000	58,528,745
4.2% 6/10/24	42,554,000	45,636,176
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	48,618,000	50,399,649
3.75% 3/26/25	24,390,000	26,303,556
3.8% 6/9/23	43,060,000	45,366,922
3.869% 1/12/29 (a)(b)	9,005,000	9,828,362
4.194% 4/1/31 (a)(b)	40,079,000	44,890,448
4.55% 4/17/26	5,038,000	5,659,314
Deutsche Bank AG 4.5% 4/1/25	67,655,000	72,732,321
Deutsche Bank AG New York Branch:
3.3% 11/16/22	46,720,000	48,200,759
5% 2/14/22	44,782,000	45,514,441
GE Capital Funding LLC 4.4% 5/15/30	25,000,000	28,967,991
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (b)	39,755,000	39,362,186
2.876% 10/31/22 (b)	253,904,000	254,344,046
3.2% 2/23/23	59,200,000	61,334,430
3.691% 6/5/28 (b)	21,000,000	23,115,372
3.75% 2/25/26	15,000,000	16,460,023
3.8% 3/15/30	67,720,000	75,386,385
4.25% 10/21/25	22,692,000	25,129,804
4.411% 4/23/39 (b)	3,000,000	3,605,586
5.15% 5/22/45	9,000,000	11,801,419
6.75% 10/1/37	30,816,000	44,137,337
Intercontinental Exchange, Inc. 3.75% 12/1/25	4,530,000	4,968,904
Moody's Corp.:
3.25% 1/15/28	10,681,000	11,600,103
3.25% 5/20/50	9,704,000	9,938,141
3.75% 3/24/25	21,924,000	23,835,551
4.875% 2/15/24	10,030,000	10,924,623
Morgan Stanley:
3.125% 1/23/23	122,810,000	127,105,932
3.125% 7/27/26	24,646,000	26,526,045
3.622% 4/1/31 (b)	41,803,000	46,073,851
3.7% 10/23/24	15,967,000	17,319,634
3.737% 4/24/24 (b)	90,600,000	95,063,862
4.1% 5/22/23	4,810,000	5,078,436
4.431% 1/23/30 (b)	54,318,000	62,719,441
4.875% 11/1/22	43,855,000	45,941,846
5% 11/24/25	102,478,000	117,146,610
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	25,500,000	27,681,236
State Street Corp.:
2.825% 3/30/23 (b)	2,834,000	2,868,578
2.901% 3/30/26 (b)	2,660,000	2,821,930
UBS Group AG:
1.494% 8/10/27 (a)(b)	24,731,000	24,444,636
4.125% 9/24/25 (a)	17,678,000	19,530,372
		1,758,465,328
Consumer Finance - 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	28,486,000	29,677,214
3.3% 1/23/23	13,000,000	13,395,156
3.5% 5/26/22	1,625,000	1,652,176
4.125% 7/3/23	19,471,000	20,483,044
4.45% 4/3/26	15,328,000	16,695,844
4.875% 1/16/24	28,044,000	30,300,988
6.5% 7/15/25	15,770,000	18,283,765
Ally Financial, Inc.:
1.45% 10/2/23	9,655,000	9,797,604
3.05% 6/5/23	41,948,000	43,517,961
5.125% 9/30/24	9,461,000	10,596,643
5.8% 5/1/25	68,233,000	78,491,333
8% 11/1/31	11,577,000	16,697,840
Capital One Financial Corp.:
2.6% 5/11/23	31,704,000	32,775,744
3.65% 5/11/27	57,194,000	63,358,246
3.8% 1/31/28	29,870,000	33,187,927
Discover Financial Services:
3.85% 11/21/22	9,161,000	9,510,211
3.95% 11/6/24	41,289,000	44,719,459
4.1% 2/9/27	5,722,000	6,373,960
4.5% 1/30/26	23,106,000	25,882,586
5.2% 4/27/22	8,179,000	8,395,454
Ford Motor Credit Co. LLC:
4.063% 11/1/24	79,422,000	83,511,439
5.584% 3/18/24	30,750,000	33,051,330
5.596% 1/7/22	30,379,000	30,742,029
Synchrony Financial:
2.85% 7/25/22	7,279,000	7,411,267
3.95% 12/1/27	37,530,000	41,399,468
4.25% 8/15/24	29,533,000	31,913,524
4.375% 3/19/24	24,886,000	26,855,711
5.15% 3/19/29	40,161,000	47,012,244
Toyota Motor Credit Corp.:
2.9% 3/30/23	32,287,000	33,522,571
3% 4/1/25	29,531,000	31,484,476
3.375% 4/1/30	9,583,000	10,628,185
		891,325,399
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP:
3.85% 2/1/25	450,000	486,450
4.05% 7/1/30	22,047,000	24,618,698
4.125% 6/15/26	26,610,000	29,471,180
4.125% 5/15/29	24,028,000	26,990,574
Equitable Holdings, Inc. 3.9% 4/20/23	3,067,000	3,217,421
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	29,300,000	31,969,766
Pine Street Trust I 4.572% 2/15/29 (a)	27,943,000	31,720,278
Pine Street Trust II 5.568% 2/15/49 (a)	29,500,000	38,606,943
Voya Financial, Inc. 3.125% 7/15/24	12,649,000	13,404,269
		200,485,579
Insurance - 1.8%
AFLAC, Inc. 3.6% 4/1/30	9,937,000	11,112,228
AIA Group Ltd.:
3.2% 9/16/40 (a)	15,222,000	15,371,275
3.375% 4/7/30 (a)	30,867,000	33,290,208
American International Group, Inc.:
2.5% 6/30/25	50,600,000	52,982,870
3.4% 6/30/30	50,600,000	55,214,214
3.75% 7/10/25	40,830,000	44,444,298
Aon PLC 4% 11/27/23	13,880,000	14,762,978
Five Corners Funding Trust II 2.85% 5/15/30 (a)	41,367,000	43,240,519
Liberty Mutual Group, Inc.:
3.951% 10/15/50 (a)	4,626,000	5,133,877
4.25% 6/15/23 (a)	2,019,000	2,139,375
4.569% 2/1/29 (a)	27,600,000	32,082,565
Lincoln National Corp. 3.4% 1/15/31	34,132,000	37,087,295
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	19,688,000	22,860,634
4.75% 3/15/39	9,035,000	11,382,825
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	20,812,000	22,408,112
Metropolitan Life Global Funding I 3% 1/10/23 (a)	223,000	230,514
New York Life Insurance Co. 3.75% 5/15/50 (a)	7,429,000	8,323,863
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (a)	2,000	2,815
Pacific LifeCorp 5.125% 1/30/43 (a)	15,610,000	19,614,257
Progressive Corp. 3.2% 3/26/30	3,815,000	4,164,061
Prudential Financial, Inc. 4.5% 11/16/21	1,461,000	1,468,421
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	11,400,000	13,069,416
Teachers Insurance & Annuity Association of America:
3.3% 5/15/50 (a)	16,941,000	17,805,724
4.9% 9/15/44 (a)	29,277,000	38,105,713
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	8,401,000	9,231,209
Unum Group:
3.875% 11/5/25	16,863,000	18,246,760
4% 3/15/24	600,000	643,041
4% 6/15/29	21,076,000	23,332,947
5.75% 8/15/42	29,395,000	36,669,723
		594,421,737

TOTAL FINANCIALS		5,849,344,451

HEALTH CARE - 2.0%
Biotechnology - 0.3%
AbbVie, Inc. 3.45% 3/15/22	41,088,000	41,455,005
Amgen, Inc. 1.65% 8/15/28	65,000,000	63,917,100
		105,372,105
Health Care Providers & Services - 1.1%
Aetna, Inc. 2.75% 11/15/22	52,000	53,058
Centene Corp.:
2.45% 7/15/28	32,380,000	32,541,900
2.625% 8/1/31	15,205,000	15,102,214
3.375% 2/15/30	17,480,000	18,097,044
4.25% 12/15/27	19,645,000	20,561,439
4.625% 12/15/29	30,530,000	33,271,594
Cigna Corp.:
3.05% 10/15/27	67,800,000	73,170,058
4.375% 10/15/28	29,050,000	33,570,606
4.8% 8/15/38	18,087,000	22,135,826
4.9% 12/15/48	18,071,000	23,105,130
CVS Health Corp.:
3% 8/15/26	2,965,000	3,183,218
3.625% 4/1/27	7,479,000	8,236,644
3.7% 3/9/23	1,686,000	1,760,586
3.875% 7/20/25	20,803,000	22,775,339
HCA Holdings, Inc. 4.75% 5/1/23	1,040,000	1,105,033
Sabra Health Care LP 3.2% 12/1/31	33,219,000	32,542,159
Toledo Hospital 5.325% 11/15/28	9,969,000	11,326,399
		352,538,247
Pharmaceuticals - 0.6%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	63,993,000	70,740,923
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	15,106,000	16,098,917
5.9% 8/28/28 (b)	6,362,000	7,443,540
Mylan NV 4.55% 4/15/28	6,911,000	7,888,117
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	5,108,000	5,077,556
Utah Acquisition Sub, Inc. 3.95% 6/15/26	12,375,000	13,632,283
Viatris, Inc.:
1.125% 6/22/22 (a)	13,597,000	13,668,838
1.65% 6/22/25 (a)	4,370,000	4,413,729
2.7% 6/22/30 (a)	22,216,000	22,458,137
3.85% 6/22/40 (a)	9,677,000	10,378,568
4% 6/22/50 (a)	16,712,000	17,762,552
Zoetis, Inc. 3.25% 2/1/23	2,327,000	2,398,081
		191,961,241

TOTAL HEALTH CARE		649,871,593

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
BAE Systems PLC 3.4% 4/15/30 (a)	9,575,000	10,335,306
The Boeing Co.:
5.805% 5/1/50	12,370,000	16,488,843
5.93% 5/1/60	12,640,000	17,267,189
		44,091,338
Industrial Conglomerates - 0.2%
3M Co.:
2.65% 4/15/25	1,885,000	1,989,931
3.05% 4/15/30	1,519,000	1,641,724
3.7% 4/15/50	1,875,000	2,141,194
General Electric Co.:
3.45% 5/1/27	5,953,000	6,528,970
3.625% 5/1/30	13,841,000	15,380,085
4.35% 5/1/50	17,470,000	21,094,089
		48,775,993
Machinery - 0.1%
Deere & Co.:
2.75% 4/15/25	3,746,000	3,965,847
3.1% 4/15/30	9,897,000	10,765,588
		14,731,435
Professional Services - 0.1%
Leidos, Inc.:
2.95% 5/15/23	16,357,000	16,907,086
3.625% 5/15/25	12,349,000	13,314,445
Thomson Reuters Corp. 3.85% 9/29/24	3,021,000	3,248,368
		33,469,899
Road & Rail - 0.0%
CSX Corp. 3.8% 4/15/50	5,875,000	6,665,691
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.25% 1/15/23	6,049,000	6,181,121
3% 9/15/23	4,193,000	4,357,743
3.375% 7/1/25	28,656,000	30,431,322
3.75% 2/1/22	22,536,000	22,653,246
3.875% 7/3/23	1,190,000	1,251,110
4.25% 2/1/24	28,366,000	30,444,401
4.25% 9/15/24	16,843,000	18,281,212
		113,600,155
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	7,614,000	7,727,884
3.95% 7/1/24 (a)	10,113,000	10,737,268
4.375% 5/1/26 (a)	21,306,000	23,002,061
5.25% 5/15/24 (a)	21,769,000	23,781,499
		65,248,712

TOTAL INDUSTRIALS		326,583,223

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	22,400,000	24,024,686
5.85% 7/15/25	5,417,000	6,302,183
6.02% 6/15/26	7,709,000	9,170,069
6.1% 7/15/27	9,944,000	12,293,071
6.2% 7/15/30	8,607,000	11,010,686
		62,800,695
IT Services - 0.0%
MasterCard, Inc.:
3.3% 3/26/27	3,028,000	3,328,765
3.35% 3/26/30	4,213,000	4,686,526
		8,015,291
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc.:
1.95% 2/15/28 (a)	7,184,000	7,093,459
2.45% 2/15/31 (a)	61,131,000	59,200,927
2.6% 2/15/33 (a)	61,131,000	58,721,731
3.5% 2/15/41 (a)	49,365,000	48,776,825
3.75% 2/15/51 (a)	23,167,000	23,118,337
Micron Technology, Inc. 2.497% 4/24/23	30,060,000	30,940,157
		227,851,436
Software - 0.5%
Oracle Corp.:
2.5% 4/1/25	24,552,000	25,684,428
2.8% 4/1/27	24,552,000	26,009,898
2.95% 4/1/30	24,600,000	25,769,371
3.6% 4/1/40	24,550,000	25,458,621
3.6% 4/1/50	24,550,000	24,579,418
3.85% 4/1/60	24,600,000	24,997,452
		152,499,188
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	7,460,000	7,712,742

TOTAL INFORMATION TECHNOLOGY		458,879,352

MATERIALS - 0.0%
Chemicals - 0.0%
The Dow Chemical Co. 4.55% 11/30/25	13,459,000	15,140,821
REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	19,486,000	18,889,290
4.9% 12/15/30	17,745,000	21,463,800
American Homes 4 Rent LP 2.375% 7/15/31	3,169,000	3,139,156
Boston Properties, Inc.:
3.25% 1/30/31	16,564,000	17,597,443
3.85% 2/1/23	432,000	447,958
4.5% 12/1/28	18,628,000	21,451,293
Corporate Office Properties LP:
2.25% 3/15/26	7,272,000	7,450,221
2.75% 4/15/31	5,118,000	5,169,914
5% 7/1/25	16,822,000	18,752,584
Duke Realty LP:
3.25% 6/30/26	2,124,000	2,288,418
3.75% 12/1/24	4,721,000	5,094,467
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	6,066,000	6,378,624
3.5% 8/1/26	6,318,000	6,848,117
Healthpeak Properties, Inc.:
3.25% 7/15/26	2,733,000	2,964,868
3.4% 2/1/25	912,000	972,579
3.5% 7/15/29	3,125,000	3,419,545
Hudson Pacific Properties LP 4.65% 4/1/29	37,205,000	42,698,451
Kimco Realty Corp. 3.375% 10/15/22	2,433,000	2,486,046
Lexington Corporate Properties Trust:
2.7% 9/15/30	7,890,000	7,984,448
4.4% 6/15/24	8,117,000	8,716,752
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	22,119,000	21,919,391
3.375% 2/1/31	14,471,000	14,734,065
3.625% 10/1/29	26,970,000	28,376,297
4.375% 8/1/23	7,048,000	7,461,944
4.5% 1/15/25	12,446,000	13,568,065
4.5% 4/1/27	86,567,000	96,458,002
4.75% 1/15/28	28,933,000	32,525,044
4.95% 4/1/24	6,427,000	6,991,161
5.25% 1/15/26	28,200,000	32,016,987
Piedmont Operating Partnership LP 2.75% 4/1/32	6,300,000	6,193,089
Realty Income Corp. 3.25% 1/15/31	4,502,000	4,885,400
Regency Centers LP 3.7% 6/15/30	25,000,000	27,594,755
Retail Opportunity Investments Partnership LP:
4% 12/15/24	4,615,000	4,930,172
5% 12/15/23	3,475,000	3,744,078
Retail Properties America, Inc.:
4% 3/15/25	27,373,000	29,040,214
4.75% 9/15/30	42,235,000	46,446,938
SITE Centers Corp.:
3.625% 2/1/25	10,990,000	11,645,791
4.25% 2/1/26	15,247,000	16,500,059
Store Capital Corp.:
2.75% 11/18/30	8,515,000	8,554,470
4.625% 3/15/29	8,847,000	10,022,699
Ventas Realty LP:
2.5% 9/1/31	53,031,000	52,348,708
3% 1/15/30	35,454,000	36,881,097
3.5% 2/1/25	7,488,000	8,012,160
3.75% 5/1/24	7,900,000	8,404,829
4% 3/1/28	10,351,000	11,513,647
4.125% 1/15/26	7,649,000	8,449,507
4.375% 2/1/45	3,802,000	4,341,001
4.75% 11/15/30	41,973,000	49,341,659
VEREIT Operating Partnership LP:
2.2% 6/15/28	3,445,000	3,486,004
2.85% 12/15/32	4,238,000	4,402,685
3.4% 1/15/28	7,083,000	7,657,770
Vornado Realty LP 2.15% 6/1/26	7,918,000	8,042,152
Welltower, Inc. 4% 6/1/25	4,568,000	4,996,455
WP Carey, Inc.:
3.85% 7/15/29	6,097,000	6,752,562
4% 2/1/25	26,847,000	29,188,899
4.6% 4/1/24	14,578,000	15,815,573
		887,457,303
Real Estate Management & Development - 0.8%
Brandywine Operating Partnership LP:
3.95% 2/15/23	26,303,000	27,284,540
3.95% 11/15/27	20,195,000	21,969,281
4.1% 10/1/24	23,803,000	25,648,760
4.55% 10/1/29	27,295,000	30,491,024
CBRE Group, Inc.:
2.5% 4/1/31	23,518,000	23,684,978
4.875% 3/1/26	19,900,000	22,694,229
Essex Portfolio LP 3.875% 5/1/24	5,285,000	5,652,715
Mid-America Apartments LP 4% 11/15/25	3,541,000	3,888,429
Post Apartment Homes LP 3.375% 12/1/22	1,860,000	1,908,160
Sun Communities Operating LP:
2.3% 11/1/28	7,110,000	7,123,195
2.7% 7/15/31	18,176,000	18,366,524
Tanger Properties LP:
2.75% 9/1/31	18,732,000	18,120,165
3.125% 9/1/26	16,602,000	17,373,433
3.875% 7/15/27	28,881,000	31,193,836
		255,399,269

TOTAL REAL ESTATE		1,142,856,572

UTILITIES - 1.8%
Electric Utilities - 0.9%
Cleco Corporate Holdings LLC:
3.375% 9/15/29	15,724,000	16,107,001
3.743% 5/1/26	60,730,000	66,178,185
Cleveland Electric Illuminating Co. 5.95% 12/15/36	1,128,000	1,501,062
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	10,574,000	10,474,044
2.775% 1/7/32 (a)	19,219,000	19,201,491
Eversource Energy 2.8% 5/1/23	435,000	448,492
Exelon Corp.:
4.05% 4/15/30	7,291,000	8,263,097
4.7% 4/15/50	3,246,000	4,101,760
FirstEnergy Corp.:
4.75% 3/15/23	80,559,000	83,791,833
7.375% 11/15/31	56,726,000	77,491,120
IPALCO Enterprises, Inc. 3.7% 9/1/24	9,552,000	10,203,425
		297,761,510
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	7,073,308	8,708,126
Independent Power and Renewable Electricity Producers - 0.4%
Emera U.S. Finance LP 3.55% 6/15/26	6,732,000	7,276,562
The AES Corp.:
1.375% 1/15/26	30,500,000	30,099,593
2.45% 1/15/31	23,885,000	23,556,421
3.3% 7/15/25 (a)	37,234,000	39,550,699
3.95% 7/15/30 (a)	32,477,000	35,712,359
		136,195,634
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30	4,149,000	4,674,739
4.05% 4/15/25	53,700,000	59,049,247
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	3,290,000	3,600,050
3.95% 4/1/50	5,775,000	6,589,741
NiSource, Inc. 2.95% 9/1/29	40,740,000	42,574,071
Puget Energy, Inc. 4.1% 6/15/30	14,579,000	16,053,130
Sempra Energy:
2.875% 10/1/22	1,154,000	1,173,301
6% 10/15/39	5,386,000	7,402,210
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	12,629,000	11,890,835
		153,007,324

TOTAL UTILITIES		595,672,594

TOTAL NONCONVERTIBLE BONDS
(Cost $11,373,434,099)		12,131,916,248

U.S. Treasury Obligations - 25.7%
U.S. Treasury Bonds:
2% 8/15/51 (d)(e)	$1,431,891,000	$1,406,609,175
2.375% 5/15/51	387,056,000	413,061,325
3% 2/15/49	794,760,000	950,048,649
U.S. Treasury Notes:
1.125% 2/15/31 (f)	1,005,019,000	973,455,122
1.25% 4/30/28	2,172,413,000	2,170,885,509
1.25% 8/15/31 (e)(f)	1,000,838,000	976,598,955
1.625% 5/15/26	708,147,900	730,332,842
2% 5/31/24	311,790,000	324,602,620
2.125% 7/31/24	245,203,000	256,543,639
2.125% 11/30/24	264,890,000	277,844,777
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,349,666,527)		8,479,982,613

U.S. Government Agency - Mortgage Securities - 25.6%
Fannie Mae - 4.6%
12 month U.S. LIBOR + 1.390% 1.649% 5/1/33 (b)(c)	2,151	2,240
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (b)(c)	27,681	29,016
12 month U.S. LIBOR + 1.460% 2.016% 1/1/35 (b)(c)	21,140	22,139
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34 (b)(c)	6,123	6,408
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (b)(c)	37,601	39,528
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (b)(c)	19,483	20,515
12 month U.S. LIBOR + 1.620% 1.875% 5/1/35 (b)(c)	51,081	53,575
12 month U.S. LIBOR + 1.620% 2.036% 3/1/33 (b)(c)	29,855	31,197
12 month U.S. LIBOR + 1.630% 1.907% 7/1/35 (b)(c)	99,538	104,587
12 month U.S. LIBOR + 1.630% 2.065% 9/1/36 (b)(c)	18,251	19,157
12 month U.S. LIBOR + 1.640% 1.896% 5/1/36 (b)(c)	59,453	62,484
12 month U.S. LIBOR + 1.640% 1.971% 11/1/36 (b)(c)	180,954	190,313
12 month U.S. LIBOR + 1.640% 2.096% 6/1/47 (b)(c)	44,704	47,508
12 month U.S. LIBOR + 1.680% 2.018% 7/1/43 (b)(c)	468,599	491,249
12 month U.S. LIBOR + 1.700% 1.968% 6/1/42 (b)(c)	41,299	43,278
12 month U.S. LIBOR + 1.710% 2.026% 3/1/36 (b)(c)	83,485	87,929
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (b)(c)	31,892	33,630
12 month U.S. LIBOR + 1.730% 2.023% 5/1/36 (b)(c)	81,446	85,881
12 month U.S. LIBOR + 1.730% 2.118% 3/1/40 (b)(c)	48,564	51,189
12 month U.S. LIBOR + 1.750% 2% 8/1/41 (b)(c)	55,613	58,560
12 month U.S. LIBOR + 1.750% 2.112% 7/1/35 (b)(c)	29,078	30,602
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (b)(c)	34,994	36,792
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (b)(c)	91,204	95,912
12 month U.S. LIBOR + 1.800% 2.185% 12/1/40 (b)(c)	1,305,807	1,379,913
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (b)(c)	35,515	37,492
12 month U.S. LIBOR + 1.810% 2.185% 12/1/39 (b)(c)	31,492	33,236
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (b)(c)	49,461	52,134
12 month U.S. LIBOR + 1.810% 2.31% 9/1/41 (b)(c)	17,981	18,987
12 month U.S. LIBOR + 1.820% 2.2% 2/1/35 (b)(c)	54,315	57,461
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (b)(c)	12,774	13,159
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (b)(c)	87,946	93,475
6 month U.S. LIBOR + 1.310% 1.563% 5/1/34 (b)(c)	60,171	62,218
6 month U.S. LIBOR + 1.420% 1.41% 9/1/33 (b)(c)	88,882	91,695
6 month U.S. LIBOR + 1.500% 1.723% 1/1/35(b)(c)	64,064	66,759
6 month U.S. LIBOR + 1.510% 1.691% 2/1/33 (b)(c)	220	228
6 month U.S. LIBOR + 1.530% 1.74% 12/1/34 (b)(c)	31,910	33,267
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (b)(c)	32,918	34,351
6 month U.S. LIBOR + 1.550% 1.746% 10/1/33 (b)(c)	4,145	4,315
6 month U.S. LIBOR + 1.560% 1.71% 7/1/35 (b)(c)	7,241	7,569
6 month U.S. LIBOR + 1.740% 1.99% 12/1/34 (b)(c)	1,069	1,121
6 month U.S. LIBOR + 1.960% 2.195% 9/1/35 (b)(c)	13,904	14,685
6 month U.S. LIBOR + 2.500% 2.625% 3/1/36 (b)(c)	51,092	53,775
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (b)(c)	19,536	20,671
U.S. TREASURY 1 YEAR INDEX + 2.220% 2.35% 8/1/36 (b)(c)	268,580	284,780
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (b)(c)	54,668	57,636
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.41% 10/1/33 (b)(c)	45,611	48,019
U.S. TREASURY 1 YEAR INDEX + 2.420% 2.537% 5/1/35 (b)(c)	26,225	27,690
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.531% 7/1/34 (b)(c)	73,090	76,944
1.5% 6/1/51	2,355,753	2,296,223
2% 7/1/50 to 10/1/51	129,508,204	130,743,805
2.5% 9/1/29 to 8/1/51	292,947,166	304,492,709
3% 7/1/27 to 7/1/50 (d)(e)(g)	303,267,445	321,903,638
3.25% 12/1/41	20,418	22,028
3.4% 7/1/42 to 9/1/42	373,512	403,825
3.5% 7/1/32 to 8/1/50	305,271,525	327,660,604
3.525% 5/1/42	11,541	12,695
3.65% 5/1/42 to 8/1/42	133,958	146,292
3.9% 4/1/42	30,902	34,294
4% 11/1/31 to 11/1/49	218,639,729	238,284,584
4.25% 11/1/41	88,716	98,433
4.5% to 4.5% 12/1/23 to 9/1/49	117,348,205	128,915,505
5% 1/1/22 to 3/1/45	26,384,580	29,528,788
5.252% 8/1/41 (b)	953,925	1,071,141
5.5% 10/1/21 to 5/1/49	12,913,506	14,728,936
6% to 6% 11/1/21 to 1/1/42	12,484,923	14,616,538
6.5% 3/1/22 to 4/1/37	688,654	785,404
6.619% 2/1/39 (b)	733,424	812,005
7% to 7% 3/1/23 to 7/1/37	710,913	812,016
7.5% to 7.5% 2/1/22 to 2/1/32	521,974	595,338
8% 8/1/29 to 3/1/37	9,475	11,464

TOTAL FANNIE MAE		1,522,191,534

Freddie Mac - 4.7%
12 month U.S. LIBOR + 1.320% 1.7% 1/1/36 (b)(c)	22,021	22,915
12 month U.S. LIBOR + 1.370% 1.772% 3/1/36 (b)(c)	83,893	87,572
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (b)(c)	63,057	66,118
12 month U.S. LIBOR + 1.750% 2% 7/1/41 (b)(c)	134,902	141,986
12 month U.S. LIBOR + 1.750% 2.122% 9/1/41 (b)(c)	248,583	261,662
12 month U.S. LIBOR + 1.750% 2.178% 12/1/40 (b)(c)	612,307	645,373
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (b)(c)	6,425	6,789
12 month U.S. LIBOR + 1.800% 2.05% 5/1/35 (b)(c)	118,267	125,013
12 month U.S. LIBOR + 1.860% 2.114% 4/1/36 (b)(c)	29,061	30,702
12 month U.S. LIBOR + 1.880% 2.13% 4/1/41 (b)(c)	5,708	6,025
12 month U.S. LIBOR + 1.880% 2.184% 9/1/41 (b)(c)	24,335	25,617
12 month U.S. LIBOR + 1.890% 2.182% 10/1/42 (b)(c)	86,663	91,712
12 month U.S. LIBOR + 1.910% 2.16% 5/1/41 (b)(c)	41,317	43,683
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (b)(c)	54,228	57,333
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41(b)(c)	14,248	15,065
12 month U.S. LIBOR + 1.910% 2.195% 5/1/41 (b)(c)	52,303	55,301
12 month U.S. LIBOR + 2.020% 2.32% 4/1/38 (b)(c)	45,677	48,132
12 month U.S. LIBOR + 2.030% 2.326% 3/1/33 (b)(c)	929	975
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (b)(c)	38,105	40,338
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (b)(c)	56,850	60,313
6 month U.S. LIBOR + 1.120% 1.325% 8/1/37 (b)(c)	26,073	26,819
6 month U.S. LIBOR + 1.580% 1.83% 12/1/35 (b)(c)	2,774	2,899
6 month U.S. LIBOR + 1.650% 1.877% 4/1/35 (b)(c)	99,267	103,792
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (b)(c)	9,267	9,741
6 month U.S. LIBOR + 1.840% 1.97% 2/1/37 (b)(c)	14,133	14,882
6 month U.S. LIBOR + 1.880% 2.094% 10/1/36 (b)(c)	96,441	101,318
6 month U.S. LIBOR + 1.990% 2.206% 10/1/35 (b)(c)	35,555	37,430
6 month U.S. LIBOR + 2.020% 2.245% 6/1/37 (b)(c)	19,903	20,967
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (b)(c)	50,874	53,845
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.158% 6/1/33 (b)(c)	67,244	70,732
U.S. TREASURY 1 YEAR INDEX + 2.240% 2.371% 1/1/35 (b)(c)	4,403	4,659
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.389% 6/1/33 (b)(c)	128,236	134,672
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.514% 3/1/35 (b)(c)	248,936	262,745
1.5% 11/1/50 to 6/1/51	3,082,529	3,003,446
2% 6/1/50 to 10/1/51	193,960,309	195,771,187
2.5% 10/1/29 to 8/1/51	385,328,253	400,282,087
3% 6/1/31 to 6/1/50	371,993,760	394,639,688
3.5% 6/1/27 to 3/1/50	223,128,563	240,621,395
3.5% 8/1/47	17,413,223	18,719,384
4% 6/1/33 to 1/1/49	178,376,659	194,714,267
4% 4/1/48	29,061	31,440
4.5% 6/1/25 to 12/1/48	51,444,925	56,929,797
5% 8/1/33 to 7/1/41	15,239,860	17,300,139
5.5% 6/1/22	6,293	6,353
6% 12/1/21 to 12/1/37	1,184,566	1,375,689
6.5% 12/1/21 to 9/1/39	1,983,075	2,356,598
7% 3/1/26 to 9/1/36	448,077	523,627
7.5% 4/1/22 to 6/1/32	117,046	133,586
8% 7/1/24 to 4/1/32	18,794	21,342
8.5% 5/1/22 to 1/1/28	9,324	10,437

TOTAL FREDDIE MAC		1,529,117,587

Ginnie Mae - 6.7%
3% 5/15/42 to 7/20/51	250,772,594	262,685,909
3.5% 9/20/40 to 5/20/50	120,882,762	130,396,109
4% 7/15/39 to 6/20/49	229,221,343	246,774,789
4.5% 6/20/33 to 8/15/41	36,275,296	40,535,562
5.5% 7/15/33 to 9/15/39	1,301,657	1,488,692
6% to 6% 10/15/30 to 5/15/40	1,302,829	1,509,893
7% to 7% 11/15/22 to 3/15/33	1,238,951	1,414,986
7.5% to 7.5% 2/15/22 to 9/15/31	218,324	239,829
8% 12/15/21 to 11/15/29	33,880	36,765
8.5% 11/15/21 to 11/15/31	35,818	41,512
9% 1/15/23	47	49
2% 10/1/51 (h)	66,550,000	67,489,333
2% 10/1/51 (h)	65,800,000	66,728,747
2% 10/1/51 (h)	34,750,000	35,240,486
2% 10/1/51 (h)	93,150,000	94,464,784
2% 10/1/51 (h)	59,325,000	60,162,355
2% 10/1/51 (h)	59,350,000	60,187,707
2% 10/1/51 (h)	30,600,000	31,031,910
2% 10/1/51 (h)	29,650,000	30,068,501
2% 10/1/51 (h)	10,900,000	11,053,850
2% 10/1/51 (h)	8,100,000	8,214,329
2% 11/1/51 (h)	25,550,000	25,859,730
2% 11/1/51 (h)	63,800,000	64,573,416
2% 11/1/51 (h)	62,700,000	63,460,081
2% 11/1/51 (h)	31,450,000	31,831,253
2.5% 3/20/51 to 7/20/51	156,849,471	162,071,739
2.5% 10/1/51 (h)	22,150,000	22,865,855
2.5% 10/1/51 (h)	18,100,000	18,684,965
2.5% 10/1/51 (h)	12,950,000	13,368,525
2.5% 10/1/51 (h)	16,475,000	17,007,447
2.5% 10/1/51 (h)	29,000,000	29,937,237
2.5% 10/1/51 (h)	30,400,000	31,382,482
2.5% 10/1/51 (h)	19,800,000	20,439,906
2.5% 11/1/51 (h)	53,100,000	54,720,697
3% 10/1/51 (h)	5,050,000	5,276,717
3% 10/1/51 (h)	13,000,000	13,583,627
3% 10/1/51 (h)	12,950,000	13,531,382
3% 10/1/51 (h)	12,950,000	13,531,382
3% 10/1/51 (h)	5,050,000	5,276,717
3% 10/1/51 (h)	9,250,000	9,665,273
3.5% 10/1/51 (h)	21,650,000	22,768,303
3.5% 10/1/51 (h)	37,400,000	39,331,848
3.5% 10/1/51 (h)	40,750,000	42,854,888
3.5% 10/1/51 (h)	1,700,000	1,787,811
3.5% 10/1/51 (h)	81,350,000	85,552,029
3.5% 10/1/51 (h)	16,250,000	17,089,373
3.5% 10/1/51 (h)	17,100,000	17,983,278
3.5% 10/1/51 (h)	81,450,000	85,657,194
3.5% 10/1/51 (h)	15,950,000	16,773,877
3.5% 10/1/51 (h)	24,350,000	25,607,768
3.5% 10/1/51 (h)	21,200,000	22,295,058
3.5% 11/1/51 (h)	16,050,000	16,882,804
3.5% 11/1/51 (h)	15,950,000	16,777,615
3.5% 11/1/51 (h)	16,050,000	16,882,804
5% 12/15/32 to 4/20/48	16,377,332	18,383,954
6.5% 3/20/31 to 6/15/37	185,265	215,631

TOTAL GINNIE MAE		2,213,678,763

Uniform Mortgage Backed Securities - 9.6%
1.5% 10/1/36 (h)	13,350,000	13,479,531
1.5% 10/1/36 (h)	14,500,000	14,640,689
1.5% 10/1/36 (h)	8,850,000	8,935,869
1.5% 10/1/51 (h)	31,150,000	30,259,272
1.5% 10/1/51 (h)	21,750,000	21,128,063
1.5% 10/1/51 (h)	24,400,000	23,702,287
1.5% 10/1/51 (h)	26,300,000	25,547,957
1.5% 10/1/51 (h)	65,150,000	63,287,049
1.5% 10/1/51 (h)	12,200,000	11,851,143
1.5% 10/1/51 (h)	49,700,000	48,278,838
1.5% 10/1/51 (h)	29,500,000	28,656,453
1.5% 11/1/51 (h)	56,050,000	54,368,444
2% 10/1/51 (h)	42,800,000	42,909,675
2% 10/1/51 (h)	42,800,000	42,909,675
2% 10/1/51 (h)	88,500,000	88,726,781
2% 10/1/51 (h)	90,100,000	90,330,881
2% 10/1/51 (h)	89,500,000	89,729,344
2% 10/1/51 (h)	90,100,000	90,330,881
2% 10/1/51 (h)	89,450,000	89,679,216
2% 10/1/51 (h)	81,400,000	81,608,588
2% 10/1/51 (h)	81,400,000	81,608,588
2% 10/1/51 (h)	78,700,000	78,901,669
2% 10/1/51 (h)	77,650,000	77,848,978
2% 10/1/51 (h)	77,050,000	77,247,441
2% 10/1/51 (h)	30,600,000	30,678,413
2% 10/1/51 (h)	54,800,000	54,940,425
2% 10/1/51 (h)	5,400,000	5,413,838
2% 10/1/51 (h)	5,400,000	5,413,838
2% 10/1/51 (h)	21,000,000	21,053,813
2% 10/1/51 (h)	11,400,000	11,429,213
2% 10/1/51 (h)	24,350,000	24,412,397
2% 10/1/51 (h)	24,900,000	24,963,806
2% 10/1/51 (h)	49,100,000	49,225,819
2% 10/1/51 (h)	25,050,000	25,114,191
2% 11/1/51 (h)	24,350,000	24,367,690
2% 11/1/51 (h)	96,100,000	96,169,817
2% 11/1/51 (h)	95,550,000	95,619,417
2% 11/1/51 (h)	66,900,000	66,948,603
2% 11/1/51 (h)	94,450,000	94,518,618
2% 11/1/51 (h)	92,700,000	92,767,347
2.5% 10/1/51 (h)	83,150,000	85,738,701
2.5% 10/1/51 (h)	73,250,000	75,530,485
2.5% 10/1/51 (h)	54,350,000	56,042,073
2.5% 10/1/51 (h)	66,250,000	68,312,555
2.5% 10/1/51 (h)	66,875,000	68,957,013
2.5% 10/1/51 (h)	66,875,000	68,957,013
2.5% 10/1/51 (h)	550,000	567,123
2.5% 10/1/51 (h)	7,700,000	7,939,723
2.5% 10/1/51 (h)	20,500,000	21,138,224
2.5% 11/1/51 (h)	33,700,000	34,680,724
2.5% 11/1/51 (h)	33,725,000	34,706,451
2.5% 11/1/51 (h)	80,900,000	83,254,319
2.5% 11/1/51 (h)	42,050,000	43,273,722
3% 10/1/51 (h)	36,350,000	38,041,097
3% 10/1/51 (h)	46,450,000	48,610,975
3% 10/1/51 (h)	36,350,000	38,041,097
3% 10/1/51 (h)	46,450,000	48,610,975
3% 10/1/51 (h)	10,500,000	10,988,487
3% 10/1/51 (h)	29,500,000	30,872,417
3% 10/1/51 (h)	12,700,000	13,290,837
3% 10/1/51 (h)	31,550,000	33,017,788
3% 10/1/51 (h)	10,500,000	10,988,487
3% 10/1/51 (h)	17,000,000	17,790,884
3% 10/1/51 (h)	15,000,000	15,697,839
3.5% 10/1/51 (h)	28,150,000	29,789,507
3.5% 10/1/51 (h)	28,100,000	29,736,595
3.5% 10/1/51 (h)	33,000,000	34,921,979
3.5% 10/1/51 (h)	22,875,000	24,207,281
3.5% 10/1/51 (h)	19,225,000	20,344,699
3.5% 10/1/51 (h)	55,875,000	59,129,261

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		3,152,182,888

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,369,394,958)		8,417,170,772

Asset-Backed Securities - 6.4%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$10,669,198	$10,502,976
Series 2019-1 Class A, 3.844% 5/15/39 (a)	15,643,242	15,211,536
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	25,315,688	24,627,162
Class B, 4.458% 10/16/39 (a)	4,664,187	3,893,697
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	9,684,000	9,705,259
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (a)(b)(c)	20,562,000	20,567,367
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (a)(b)(c)	28,570,000	28,569,943
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (a)(b)(c)	43,014,000	43,027,205
Ajax Mortgage Loan Trust Series 2021-C Class A, 2.115% 1/25/61 (a)	5,950,882	5,945,994
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (a)(b)(c)	13,523,000	13,535,969
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (a)(b)(c)	21,007,000	21,022,083
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	12,307,391	12,165,486
Class B, 4.335% 1/16/40 (a)	2,108,877	1,527,169
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (a)(b)(c)	24,769,000	24,772,369
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (a)(b)(c)	27,270,000	27,292,389
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (a)(b)(c)	26,517,000	26,545,506
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (a)(b)(c)	29,947,000	29,960,865
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (a)(b)(c)	60,917,000	60,950,504
Babson CLO Ltd.:
Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (a)(b)(c)	32,674,000	32,674,000
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 0% 10/15/36 (a)(b)(c)	17,946,000	17,946,000
Barings CLO Ltd. Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (a)(b)(c)	28,600,000	28,603,489
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (a)(b)(c)	12,008,000	12,022,241
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 1.13% 1/15/35 (a)(b)(c)(h)	27,114,000	27,114,000
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	33,729,616	33,862,207
Class AA, 2.487% 12/16/41 (a)(b)	4,972,500	5,000,481
Series 2021-1A Class A, 2.443% 7/15/46 (a)	38,229,582	38,248,915
Brazos Higher Education Authority, Inc.:
Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.0293% 5/25/29 (b)(c)	842,041	842,785
Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 0.9753% 7/25/29 (b)(c)	506,927	507,937
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (a)(b)(c)	28,924,000	28,876,680
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	21,919,006	21,926,014
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	27,017,673	27,017,343
Class B, 5.095% 4/15/39 (a)	10,307,675	9,871,360
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (a)	23,284,854	23,220,972
Series 2021-1A Class A, 3.474% 1/15/46 (a)	7,989,899	8,252,601
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (a)(b)(c)	21,046,000	21,046,000
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 1.1% 10/20/32 (a)(b)(c)	21,787,000	21,787,000
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (a)(b)(c)	16,250,000	16,251,414
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (a)(b)(c)	26,059,000	26,087,378
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (a)(b)(c)	26,897,000	26,956,173
Collegiate Funding Services Education Loan Trust Series 2004-A Class A4, 3 month U.S. LIBOR + 0.340% 0.486% 9/28/30 (b)(c)	371,154	370,397
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (a)(b)(c)	28,400,000	28,368,391
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (a)(b)(c)	37,850,000	37,896,972
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	8,925,666	8,981,410
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	15,090,670	15,155,877
Class A2II, 4.03% 11/20/47 (a)	25,474,070	26,860,063
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (a)(b)(c)	9,296,000	9,298,510
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (a)(b)(c)	12,000,000	12,006,552
Dryden Senior Loan Fund:
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (a)(b)(c)	20,000,000	20,016,540
Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (a)(b)(c)	23,943,000	23,943,000
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 10/15/35 (a)(b)(c)	22,473,000	22,473,000
Eaton Vance CLO, Ltd. Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (a)(b)(c)	29,400,000	29,424,108
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (a)(b)(c)	6,000,000	6,005,460
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (a)	23,500,000	23,500,693
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	16,617,989	16,618,203
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (a)(b)(c)	27,566,000	27,566,000
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (a)(b)(c)	19,090,000	19,107,792
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (a)(b)(c)	27,700,000	27,741,218
Ford Credit Floorplan Master Owner Trust Series 2019-3 Class A1, 2.23% 9/15/24	12,531,000	12,763,895
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	11,682,349	11,687,527
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	14,406,263	14,440,857
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	22,374,000	22,834,479
Long Beach Mortgage Loan Trust Series 2003-3 Class M1, 1 month U.S. LIBOR + 1.120% 1.211% 7/25/33 (b)(c)	992,073	993,857
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (a)(b)(c)	13,900,000	13,910,564
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	30,470,000	30,545,687
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (a)(b)(c)	19,039,000	19,065,312
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (a)(b)(c)	7,913,000	7,913,467
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (a)(b)(c)	13,483,000	13,504,344
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 1.2743% 10/20/34 (a)(b)(c)	6,442,000	6,443,314
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (a)(b)(c)	91,626,000	91,673,187
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (a)(b)(c)	25,147,000	25,204,385
Magnetite XXIII, Ltd. Series 2019-23A Class A, 3 month U.S. LIBOR + 1.300% 1.4253% 10/25/32 (a)(b)(c)	16,300,000	16,305,167
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (a)(b)(c)	26,100,000	26,101,540
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (a)	1,891,561	1,897,143
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (a)(b)(c)	28,992,000	28,992,754
Mortgage Repurchase Agreement Financing Trust Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0848% 8/10/23 (a)(b)(c)	50,000,000	50,423,600
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	20,851,817	20,828,901
Navient Student Loan Trust Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.686% 7/26/66 (a)(b)(c)	518,540	519,823
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.331% 1/25/36 (b)(c)	1,685,847	1,688,743
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 1.2682% 10/20/34 (a)(b)(c)	10,625,000	10,625,521
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (a)	21,289,793	21,624,447
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	22,760,796	22,563,621
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	5,960,676	5,964,941
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (a)(b)(c)	35,857,000	35,895,977
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	22,932,111	22,737,940
Class B, 4.335% 3/15/40 (a)	2,308,845	2,025,504
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	28,285,000	29,288,832
1.884% 7/15/50 (a)	10,516,000	10,644,139
2.328% 7/15/52 (a)	8,041,000	8,188,618
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 0.586% 12/15/27 (a)(b)(c)	666,255	666,321
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	2,768,614	2,778,805
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (a)	9,687,875	9,711,000
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (a)(b)(c)	16,800,000	16,811,726
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (a)(b)(c)	15,000,000	15,011,205
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (a)(b)(c)	22,750,000	22,732,210
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (a)(b)(c)	19,234,000	19,243,925
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.946% 9/25/34 (b)(c)	63,433	59,339
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	35,826,594	35,607,002
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	34,503,378	34,173,898
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7051% 3/25/58 (a)(b)	1,130,772	1,190,883
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	3,641,000	2,472,996
Upstart Securitization Trust:
Series 2021-2 Class A, 0.91% 6/20/31 (a)	29,235,898	29,269,873
Series 2021-4 Class A, 0.84% 9/20/31 (a)	35,000,000	35,001,635
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (a)(b)(c)	31,233,000	31,234,468
Voya CLO Ltd./Voya CLO LLC:
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (a)(b)(c)	36,700,000	36,700,000
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.2491% 7/19/34 (a)(b)(c)	17,782,000	17,784,863
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 10/20/34 (a)(b)(c)	36,484,000	36,484,000
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.2605% 7/16/34 (a)(b)(c)	17,721,000	17,727,326
TOTAL ASSET-BACKED SECURITIES
(Cost $2,114,610,469)		2,115,232,216

Collateralized Mortgage Obligations - 1.1%
Private Sponsor - 0.4%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (a)	13,354,113	13,469,421
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	17,616,736	17,616,630
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	20,369,431	20,375,929
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69(a)(b)	9,000,000	9,134,577
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	19,337,554	20,145,661
Series 2020-1A Class A1B, 3.5% 10/25/59 (a)	13,550,139	14,337,337
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	11,386,087	11,366,340
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (a)	8,898,102	8,990,907
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	14,730	14,416
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	7,370,000	7,371,356
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.726% 9/25/43 (b)(c)	942,751	930,822

TOTAL PRIVATE SPONSOR		123,753,396

U.S. Government Agency - 0.7%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.886% 2/25/32 (b)(c)	9,527	9,683
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.0874% 3/18/32 (b)(c)	17,492	17,869
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.086% 4/25/32 (b)(c)	19,695	20,149
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.086% 10/25/32 (b)(c)	25,785	26,367
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.836% 1/25/32 (b)(c)	9,064	9,196
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.014% 12/25/33 (b)(i)(j)	327,344	83,332
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.594% 11/25/36 (b)(i)(j)	237,465	47,287
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 0.386% 1/25/43 (b)(c)	955,690	957,110
Series 2017-36 Class FB, 1 month U.S. LIBOR + 0.350% 0.436% 5/25/47 (b)(c)	1,991,650	1,997,602
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 0.386% 5/25/48 (b)(c)	1,137,588	1,138,466
Series 2018-38 Class FG, 1 month U.S. LIBOR + 0.300% 0.386% 6/25/48 (b)(c)	2,958,383	2,958,794
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	1,818	1,864
Series 1993-207 Class H, 6.5% 11/25/23	52,142	54,296
Series 1996-28 Class PK, 6.5% 7/25/25	20,252	21,166
Series 1999-17 Class PG, 6% 4/25/29	114,225	125,622
Series 1999-32 Class PL, 6% 7/25/29	129,431	142,781
Series 1999-33 Class PK, 6% 7/25/29	90,221	99,647
Series 1999-54 Class PH, 6.5% 11/18/29	240,018	250,192
Series 1999-57 Class PH, 6.5% 12/25/29	378,537	421,405
Series 2001-52 Class YZ, 6.5% 10/25/31	13,113	14,876
Series 2003-28 Class KG, 5.5% 4/25/23	23,654	24,273
Series 2005-102 Class CO 11/25/35 (k)	59,673	55,253
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3264% 8/25/35 (b)(j)	16,071	21,277
Series 2005-81 Class PC, 5.5% 9/25/35	165,441	182,734
Series 2006-12 Class BO 10/25/35 (k)	289,430	268,548
Series 2006-15 Class OP 3/25/36 (k)	333,679	305,747
Series 2006-37 Class OW 5/25/36 (k)	30,710	27,572
Series 2006-45 Class OP 6/25/36 (k)	103,426	93,021
Series 2006-62 Class KP 4/25/36 (k)	167,384	154,117
Series 2012-149:
Class DA, 1.75% 1/25/43	451,943	460,636
Class GA, 1.75% 6/25/42	489,471	499,703
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	24,194	26,912
Series 1999-25 Class Z, 6% 6/25/29	102,588	113,197
Series 2001-20 Class Z, 6% 5/25/31	124,155	137,796
Series 2001-31 Class ZC, 6.5% 7/25/31	64,167	71,632
Series 2002-16 Class ZD, 6.5% 4/25/32	43,463	49,419
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.464% 11/25/32 (b)(i)(j)	144,701	18,357
Series 2012-67 Class AI, 4.5% 7/25/27 (i)	240,317	13,213
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.554% 12/25/36 (b)(i)(j)	155,749	39,278
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.354% 5/25/37 (b)(i)(j)	90,903	19,374
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5566% 9/25/23 (b)(j)	2,631	2,956
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.014% 3/25/33 (b)(i)(j)	21,133	4,759
Series 2005-72 Class ZC, 5.5% 8/25/35	1,350,147	1,513,645
Series 2005-79 Class ZC, 5.9% 9/25/35	731,658	833,717
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.104% 6/25/37 (b)(j)	75,348	154,335
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 39.084% 7/25/37 (b)(j)	114,274	234,125
Class SB, 39.600% - 1 month U.S. LIBOR 39.084% 7/25/37 (b)(j)	35,736	64,115
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.264% 3/25/38 (b)(i)(j)	568,857	115,499
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.964% 12/25/40 (b)(i)(j)	574,767	104,179
Class ZA, 4.5% 12/25/40	251,294	282,326
Series 2010-139 Class NI, 4.5% 2/25/40 (i)	262,344	12,164
Series 2010-150 Class ZC, 4.75% 1/25/41	2,498,132	2,822,025
Series 2010-95 Class ZC, 5% 9/25/40	5,269,651	5,898,369
Series 2011-39 Class ZA, 6% 11/25/32	401,009	456,972
Series 2011-4 Class PZ, 5% 2/25/41	811,230	1,010,615
Series 2011-67 Class AI, 4% 7/25/26 (i)	78,858	3,511
Series 2011-83 Class DI, 6% 9/25/26 (i)	19,416	389
Series 2012-100 Class WI, 3% 9/25/27 (i)	1,463,204	103,036
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.564% 12/25/30 (b)(i)(j)	319,940	17,941
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.464% 6/25/41 (b)(i)(j)	310,890	13,753
Series 2013-133 Class IB, 3% 4/25/32 (i)	689,207	25,181
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.964% 1/25/44 (b)(i)(j)	419,925	79,855
Series 2013-51 Class GI, 3% 10/25/32 (i)	384,088	27,580
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.634% 6/25/35 (b)(i)(j)	463,683	83,826
Series 2015-42 Class IL, 6% 6/25/45 (i)	2,458,858	475,198
Series 2015-70 Class JC, 3% 10/25/45	2,737,689	2,881,123
Series 2017-30 Class AI, 5.5% 5/25/47 (i)	1,296,788	254,105
Series 2017-74 Class SH, 6.200% - 1 month U.S. LIBOR 6.114% 10/25/47 (b)(i)(j)	15,687,855	2,913,583
Series 2018-3 Class SB, 6.150% - 1 month U.S. LIBOR 6.064% 2/25/48 (b)(i)(j)	38,041,583	6,870,135
Series 2018-44 Class SA, 6.200% - 1 month U.S. LIBOR 6.114% 6/25/48 (b)(i)(j)	9,704,514	1,413,268
Series 2019-67 Class SA, 6.050% - 1 month U.S. LIBOR 5.964% 11/25/49 (b)(i)(j)	31,688,478	6,102,906
Series 2019-82 Class PI, 4% 6/25/49 (i)	10,801,526	1,311,610
Series 2020-13 Class A/S, 6.200% - 1 month U.S. LIBOR 6.114% 8/25/48 (b)(i)(j)	13,497,757	2,084,405
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (i)	87,510	15,751
Series 343 Class 16, 5.5% 5/25/34 (i)	76,359	12,483
Series 348 Class 14, 6.5% 8/25/34 (b)(i)	55,017	12,039
Series 351:
Class 12, 5.5% 4/25/34 (b)(i)	32,041	5,821
Class 13, 6% 3/25/34 (i)	48,566	8,844
Series 359 Class 19, 6% 7/25/35 (b)(i)	27,942	5,578
Series 384 Class 6, 5% 7/25/37 (i)	345,526	60,467
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.8838% 1/15/32 (b)(c)	7,679	7,805
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 0.9838% 3/15/32 (b)(c)	10,618	10,833
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.0838% 3/15/32 (b)(c)	11,300	11,553
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 0.9838% 6/15/31 (b)(c)	18,613	18,962
Class FG, 1 month U.S. LIBOR + 0.900% 0.9838% 3/15/32 (b)(c)	6,020	6,137
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 0.4338% 8/15/47 (b)(c)	1,077,278	1,080,920
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.3338% 5/15/37 (b)(c)	441,520	442,896
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	132,970	147,083
Series 2101 Class PD, 6% 11/15/28	10,993	12,161
Series 2121 Class MG, 6% 2/15/29	53,044	58,567
Series 2131 Class BG, 6% 3/15/29	407,216	450,937
Series 2137 Class PG, 6% 3/15/29	64,102	71,064
Series 2154 Class PT, 6% 5/15/29	104,097	115,388
Series 2162 Class PH, 6% 6/15/29	21,896	24,117
Series 2520 Class BE, 6% 11/15/32	159,179	180,974
Series 2693 Class MD, 5.5% 10/15/33	382,278	425,656
Series 2802 Class OB, 6% 5/15/34	160,282	178,745
Series 3002 Class NE, 5% 7/15/35	417,943	462,989
Series 3110 Class OP 9/15/35 (k)	163,411	157,693
Series 3119 Class PO 2/15/36 (k)	403,202	367,903
Series 3121 Class KO 3/15/36 (k)	59,154	54,510
Series 3123 Class LO 3/15/36 (k)	230,373	210,852
Series 3145 Class GO 4/15/36 (k)	227,884	209,443
Series 3189 Class PD, 6% 7/15/36	356,660	413,443
Series 3225 Class EO 10/15/36 (k)	118,500	107,336
Series 3258 Class PM, 5.5% 12/15/36	159,063	181,352
Series 3415 Class PC, 5% 12/15/37	155,043	172,106
Series 3786 Class HI, 4% 3/15/38 (i)	51,071	218
Series 3806 Class UP, 4.5% 2/15/41	744,092	787,778
Series 3832 Class PE, 5% 3/15/41	1,741,821	1,930,632
Series 4135 Class AB, 1.75% 6/15/42	367,965	375,720
Series 4765 Class PE, 3% 12/15/41	568,186	572,118
sequential payer:
Series 2135 Class JE, 6% 3/15/29	28,887	31,929
Series 2274 Class ZM, 6.5% 1/15/31	39,246	43,608
Series 2281 Class ZB, 6% 3/15/30	76,698	84,914
Series 2303 Class ZV, 6% 4/15/31	38,482	42,824
Series 2357 Class ZB, 6.5% 9/15/31	292,121	331,327
Series 2502 Class ZC, 6% 9/15/32	72,197	81,952
Series 2519 Class ZD, 5.5% 11/15/32	104,533	115,684
Series 2546 Class MJ, 5.5% 3/15/23	15,712	16,141
Series 2601 Class TB, 5.5% 4/15/23	6,661	6,841
Series 2998 Class LY, 5.5% 7/15/25	48,105	51,597
Series 3871 Class KB, 5.5% 6/15/41	1,998,264	2,309,064
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.5163% 2/15/36 (b)(i)(j)	106,989	20,329
Series 2013-4281 Class AI, 4% 12/15/28 (i)	689,429	27,322
Series 2017-4683 Class LM, 3% 5/15/47	3,459,663	3,635,904
Series 2017-4720 Class IO, 4% 9/15/47 (i)	13,192,933	1,993,637
Series 2018-4763 Class SC, 6.200% - 1 month U.S. LIBOR 6.1163% 8/15/47 (b)(i)(j)	8,439,662	1,292,784
Series 2018-4765 Class IB, 4% 3/15/48 (i)	11,231,809	1,764,361
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.2556% 8/15/24 (b)(j)	60	65
Class SD, 86.400% - 1 month U.S. LIBOR 85.3612% 8/15/24 (b)(j)	93	109
Series 2933 Class ZM, 5.75% 2/15/35	1,622,747	1,842,040
Series 2935 Class ZK, 5.5% 2/15/35	1,407,892	1,564,684
Series 2947 Class XZ, 6% 3/15/35	649,214	743,406
Series 2996 Class ZD, 5.5% 6/15/35	1,103,739	1,264,380
Series 3237 Class C, 5.5% 11/15/36	1,610,296	1,818,097
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5763% 11/15/36 (b)(i)(j)	483,076	110,442
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6663% 3/15/37 (b)(i)(j)	761,485	180,841
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6763% 4/15/37 (b)(i)(j)	1,057,530	236,868
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4963% 6/15/37 (b)(i)(j)	372,635	72,955
Series 3949 Class MK, 4.5% 10/15/34	297,725	324,964
Series 4055 Class BI, 3.5% 5/15/31 (i)	738,817	32,759
Series 4149 Class IO, 3% 1/15/33 (i)	196,205	21,950
Series 4314 Class AI, 5% 3/15/34 (i)	254,091	14,370
Series 4427 Class LI, 3.5% 2/15/34 (i)	1,572,644	125,826
Series 4471 Class PA 4% 12/15/40	1,626,492	1,734,208
target amortization class Series 2156 Class TC, 6.25% 5/15/29	62,721	67,676
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 0.9955% 2/15/24 (b)(c)	14,841	14,911
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	44,430	48,923
Series 2056 Class Z, 6% 5/15/28	118,693	131,023
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 0.3838% 5/15/48 (b)(c)	1,896,233	1,895,668
Series 4386 Class AZ, 4.5% 11/15/40	3,350,610	3,623,116
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	1,401,650	1,503,866
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.6054% 6/16/37 (b)(i)(j)	207,523	44,440
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.6379% 3/20/60 (b)(c)(l)	2,764,810	2,776,657
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4179% 7/20/60 (b)(c)(l)	374,658	374,690
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.3896% 9/20/60 (b)(c)(l)	441,749	441,478
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.3896% 8/20/60 (b)(c)(l)	415,087	414,848
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.4696% 12/20/60 (b)(c)(l)	980,763	982,024
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.5896% 12/20/60 (b)(c)(l)	1,111,162	1,115,035
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.5896% 2/20/61 (b)(c)(l)	1,378,966	1,382,963
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.5796% 2/20/61 (b)(c)(l)	2,076,223	2,081,844
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.5896% 4/20/61 (b)(c)(l)	988,609	992,236
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.5896% 5/20/61 (b)(c)(l)	1,535,891	1,541,431
Class FC, 1 month U.S. LIBOR + 0.500% 0.5896% 5/20/61 (b)(c)(l)	1,155,396	1,159,745
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6196% 6/20/61 (b)(c)(l)	1,373,401	1,379,007
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6396% 9/20/61 (b)(c)(l)	3,487,484	3,504,275
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.6896% 10/20/61 (b)(c)(l)	1,535,529	1,544,188
Series 2012-98 Class FA, 1 month U.S. LIBOR + 0.400% 0.4874% 8/20/42 (b)(c)	957,519	964,054
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.7896% 11/20/61 (b)(c)(l)	1,486,926	1,498,433
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.7896% 1/20/62 (b)(c)(l)	945,683	952,533
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7196% 1/20/62 (b)(c)(l)	1,362,646	1,371,000
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7196% 3/20/62 (b)(c)(l)	821,967	826,767
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7396% 5/20/61 (b)(c)(l)	21,721	21,899
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6096% 10/20/62 (b)(c)(l)	36,226	36,364
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6196% 7/20/60 (b)(c)(l)	18,719	18,722
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.4496% 3/20/63 (b)(c)(l)	45,488	45,523
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.6896% 1/20/64 (b)(c)(l)	1,156,954	1,162,515
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.6896% 12/20/63 (b)(c)(l)	4,787,435	4,810,698
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.5896% 6/20/64 (b)(c)(l)	1,174,722	1,178,872
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.3896% 3/20/65 (b)(c)(l)	33,669	33,652
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.3696% 5/20/63 (b)(c)(l)	26,818	26,785
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.2896% 4/20/63 (b)(c)(l)	23,370	23,308
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.4896% 12/20/62 (b)(c)(l)	62,511	62,641
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.3374% 10/20/47 (b)(c)	3,034,071	3,033,160
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 0.4374% 11/20/48 (b)(c)	5,934,550	5,967,652
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.3874% 5/20/48 (b)(c)	2,949,546	2,953,914
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.3874% 6/20/48 (b)(c)	3,750,444	3,754,015
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 0.3874% 6/20/48 (b)(c)	3,422,151	3,433,750
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.5874% 10/20/49 (b)(c)	2,628,438	2,648,224
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5374% 2/20/49 (b)(c)	5,545,882	5,624,677
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.5874% 8/20/49 (b)(c)	3,930,639	3,971,548
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8252% 12/20/40 (b)(j)	2,115,086	2,503,959
Series 2011-136 Class WI, 4.5% 5/20/40 (i)	107,552	7,307
Series 2016-69 Class WA, 3% 2/20/46	994,752	1,049,755
Series 2017-134 Class BA, 2.5% 11/20/46	574,979	597,176
Series 2017-153 Class GA, 3% 9/20/47	4,893,057	5,139,120
Series 2017-182 Class KA, 3% 10/20/47	4,036,971	4,246,525
Series 2018-13 Class Q, 3% 4/20/47	5,545,117	5,718,071
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	600,031	655,761
Series 2010-160 Class DY, 4% 12/20/40	4,344,387	4,678,068
Series 2010-170 Class B, 4% 12/20/40	974,453	1,049,453
Series 2013-H06 Class HA, 1.65% 1/20/63 (l)	144,160	144,886
Series 2017-139 Class BA, 3% 9/20/47	11,095,516	11,750,931
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.4154% 5/16/34 (b)(i)(j)	120,602	22,357
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.1154% 8/17/34 (b)(i)(j)	120,573	26,818
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 39.6922% 6/16/37 (b)(j)	5,719	10,084
Series 2010-116 Class QB, 4% 9/16/40	341,191	366,674
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.8654% 2/16/40 (b)(i)(j)	820,652	132,999
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.4179% 5/20/60 (b)(c)(l)	1,137,904	1,137,986
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 6.0126% 7/20/41 (b)(i)(j)	403,950	76,173
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.6154% 6/16/42 (b)(i)(j)	448,688	91,365
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5502% 4/20/39 (b)(j)	61,488	63,318
Series 2013-149 Class MA, 2.5% 5/20/40	4,429,001	4,544,602
Series 2014-2 Class BA, 3% 1/20/44	8,502,129	8,941,378
Series 2014-21 Class HA, 3% 2/20/44	3,210,063	3,380,379
Series 2014-25 Class HC, 3% 2/20/44	5,472,791	5,727,121
Series 2014-5 Class A, 3% 1/20/44	4,873,489	5,100,419
Series 2015-H13 Class HA, 2.5% 8/20/64 (l)	120,124	122,479
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.57% 5/20/66 (b)(c)(l)	8,415,221	8,361,912
Series 2017-186 Class HK, 3% 11/16/45	4,574,987	4,790,071
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.42% 8/20/66 (b)(c)(l)	9,463,717	9,378,290
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 3.9927% 5/20/65 (b)(l)	291,246	302,855

TOTAL U.S. GOVERNMENT AGENCY		242,017,067

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $370,091,917)		365,770,463

Commercial Mortgage Securities - 5.9%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.834% 11/15/30 (a)(b)(c)	25,794,000	26,148,072
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	38,000,000	39,536,218
Class ANM, 3.112% 11/5/32 (a)	17,278,000	17,891,241
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	3,878,000	3,973,591
Class CNM, 3.8425% 11/5/32 (a)(b)	1,604,000	1,627,419
BANK:
sequential payer Series 2019-BN21 Class A5, 2.851% 10/17/52	2,858,000	3,027,499
Series 2020-BN25 Class XB, 0.5326% 1/15/63 (b)(i)	31,293,000	1,089,425
Bayview Commercial Asset Trust:
Series 2004-1, Class IO, 1.25% 4/25/34 (a)(i)	548,810	21,282
Series 2006-3A, Class IO, 0% 10/25/36 (a)(b)(i)(m)	11,949,904	1
Benchmark Mortgage Trust:
sequential payer Series 2018-B4 Class A5, 4.121% 7/15/51	3,240,000	3,685,467
Series 2019-B14 Class XA, 0.9101% 12/15/62 (b)(i)	109,246,549	5,014,493
Series 2020-B17 Class XA, 1.5409% 3/15/53 (b)(i)	109,877,983	9,323,257
Series 2020-B18 Class XA, 1.9183% 7/15/53 (b)(i)	51,222,176	5,624,446
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.134% 11/15/28 (a)(b)(c)	15,266,000	15,427,824
BX Commercial Mortgage Trust:
floater:
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.084% 12/15/36 (a)(b)(c)	14,610,976	14,606,374
Class C, 1 month U.S. LIBOR + 1.120% 1.204% 12/15/36 (a)(b)(c)	11,657,262	11,653,596
Class D, 1 month U.S. LIBOR + 1.250% 1.334% 12/15/36 (a)(b)(c)	18,207,964	18,202,250
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7363% 5/15/38 (a)(b)(c)	31,100,000	31,131,619
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.96% 11/15/32 (a)(b)(c)	6,805,000	6,807,050
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.884% 12/15/36 (a)(b)(c)	46,690,796	46,734,765
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.084% 11/15/32 (a)(b)(c)	21,544,013	21,584,378
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.1716% 9/15/37 (a)(b)(c)	9,668,813	9,596,229
Class B, 1 month U.S. LIBOR + 1.320% 1.409% 9/15/37 (a)(b)(c)	10,996,701	10,749,280
Class D, 1 month U.S. LIBOR + 2.620% 2.709% 9/15/37 (a)(b)(c)	8,421,278	7,117,635
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 1.884% 11/15/35 (a)(b)(c)	9,692,200	9,709,553
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.384% 4/15/34 (a)(b)(c)	15,742,000	15,732,523
Class C, 1 month U.S. LIBOR + 1.600% 1.684% 4/15/34 (a)(b)(c)	10,407,000	10,374,606
Class D, 1 month U.S. LIBOR + 1.900% 1.984% 4/15/34 (a)(b)(c)	10,925,000	10,897,848
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.164% 10/15/36 (a)(b)(c)	12,396,998	12,404,774
Class C, 1 month U.S. LIBOR + 1.250% 1.334% 10/15/36 (a)(b)(c)	15,585,277	15,595,074
Class D, 1 month U.S. LIBOR + 1.450% 1.534% 10/15/36 (a)(b)(c)	22,075,828	22,095,754
Class E, 1 month U.S. LIBOR + 1.800% 1.884% 10/15/36 (a)(b)(c)	31,017,679	31,045,700
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.684% 12/15/36 (a)(b)(c)	14,790,687	14,800,000
floater sequential payer Series 2021-SOAR Class A, 0.754% 6/15/38 (a)(b)	29,500,000	29,513,656
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.084% 4/15/34 (a)(b)(c)	29,901,000	29,900,994
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.004% 10/15/36 (a)(b)(c)	2,827,742	2,833,211
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (a)	68,181,786	69,089,238
Class A2, 1.99% 7/15/60 (a)	26,813,649	26,806,978
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	49,421,764	49,728,950
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0338% 11/15/36 (a)(b)(c)	12,876,000	12,875,997
Class B, 1 month U.S. LIBOR + 1.250% 1.3338% 11/15/36 (a)(b)(c)	6,900,000	6,891,712
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.204% 6/15/34 (a)(b)(c)	41,992,492	41,992,480
Class B, 1 month U.S. LIBOR + 1.500% 1.584% 6/15/34 (a)(b)(c)	7,406,936	7,397,994
Class C, 1 month U.S. LIBOR + 1.750% 1.834% 6/15/34 (a)(b)(c)	8,366,929	8,345,899
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.484% 8/15/36 (a)(b)(c)	22,875,000	22,903,479
Class B, 1 month U.S. LIBOR + 1.900% 1.984% 8/15/36 (a)(b)(c)	7,044,000	7,043,918
Class C, 1 month U.S. LIBOR + 2.300% 2.384% 8/15/36 (a)(b)(c)	5,239,000	5,238,942
Class D, 1 month U.S. LIBOR + 3.050% 3.134% 8/15/36 (a)(b)(c)	6,469,000	6,468,928
Citigroup Commercial Mortgage Trust Series 2019-GC41 Class XA, 1.1851% 8/10/56 (b)(i)	52,088,488	3,398,206
COMM Mortgage Trust:
sequential payer:
Series 2012=CR5 Class AM, 3.223% 12/10/45 (a)	2,000,000	2,048,647
Series 2014-CR18 Class A5, 3.828% 7/15/47	5,493,000	5,897,177
Series 2012-CR1 Class AM, 3.912% 5/15/45	3,250,000	3,294,121
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.064% 5/15/36 (a)(b)(c)	44,040,000	44,166,210
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	8,654,000	8,891,556
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	18,322,000	19,198,275
Class B, 4.5349% 4/15/36 (a)	5,603,000	5,835,154
Class C, 4.9414% 4/15/36 (a)(b)	3,781,000	3,910,522
Class D, 4.9414% 4/15/36 (a)(b)	7,560,000	7,609,947
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.164% 7/15/38 (a)(b)(c)	16,565,818	16,612,580
Class B, 1 month U.S. LIBOR + 1.380% 1.464% 7/15/38 (a)(b)(c)	9,434,916	9,476,555
Class C, 1 month U.S. LIBOR + 1.700% 1.784% 7/15/38 (a)(b)(c)	6,955,813	7,003,970
Class D, 1 month U.S. LIBOR + 2.250% 2.334% 7/15/38 (a)(b)(c)	14,065,824	14,240,178
Freddie Mac floater:
Series 2021-F104 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 1/25/31 (b)(c)	25,000,000	25,084,553
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 2/25/31 (b)(c)	37,000,000	37,130,210
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (b)(c)	31,400,000	31,490,966
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (b)(c)	29,400,000	29,481,711
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (b)(c)	25,998,504	26,073,674
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (b)(c)	58,700,000	58,842,506
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 5/25/28 (b)(c)	39,286,019	39,387,381
Series 2021-F114 Class A/S, 0.27% 5/25/31 (b)	73,132,000	73,251,915
Series 2021-F115 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.26% 6/25/31 (b)(c)	66,022,000	66,120,062
Series 2021-F121 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.23% 8/25/28 (b)(c)	13,350,000	13,359,353
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.784% 9/15/31 (a)(b)(c)	10,294,317	10,289,560
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 1.15% 10/15/36 (a)(b)(c)	21,765,000	21,765,000
Class B, 1 month U.S. LIBOR + 1.150% 1.35% 10/15/36 (a)(b)(c)	3,364,000	3,364,000
Class C, 1 month U.S. LIBOR + 1.550% 1.8% 10/15/36 (a)(b)(c)	2,773,000	2,773,000
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	6,113,406	6,138,645
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	14,957,000	15,278,016
Series 2013-GC16 Class A/S, 4.649% 11/10/46	3,955,000	4,219,845
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	6,681,000	7,000,155
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	1,558,000	1,581,132
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.084% 9/15/29 (a)(b)(c)	14,308,000	14,329,277
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	14,000,000	14,275,057
Series 2012-CBX Class A/S, 4.2707% 6/15/45	3,100,000	3,159,525
Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (a)	3,450,000	3,620,407
Class DFX, 5.3503% 7/5/33 (a)	5,907,000	6,190,627
Class EFX, 5.5422% 7/5/33 (a)	7,262,000	7,506,253
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.784% 3/15/38 (a)(b)(c)	30,911,000	30,940,041
Class B, 1 month U.S. LIBOR + 0.880% 0.964% 3/15/38 (a)(b)(c)	7,459,000	7,466,011
Class C, 1 month U.S. LIBOR + 1.100% 1.184% 3/15/38 (a)(b)(c)	4,693,000	4,698,636
Class D, 1 month U.S. LIBOR + 1.400% 1.484% 3/15/38 (a)(b)(c)	6,528,000	6,540,418
Class E, 1 month U.S. LIBOR + 1.750% 1.834% 3/15/38 (a)(b)(c)	5,703,000	5,713,835
Merit floater:
Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.234% 8/15/37 (a)(b)(c)	7,837,554	7,840,027
Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.784% 7/15/38 (a)(b)(c)	17,747,000	17,746,998
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 0.8847% 4/15/38 (a)(b)(c)	33,700,000	33,730,418
Morgan Stanley BAML Trust:
sequential payer:
Series 2016-C28 Class A3, 3.272% 1/15/49	30,130,259	31,781,410
Series 2017-C33 Class A4, 3.337% 5/15/50	36,600,000	39,279,475
Series 2012-C5 Class A/S, 3.792% 8/15/45	12,500,000	12,766,121
Series 2012-C6 Class A/S, 3.476% 11/15/45	11,700,000	11,974,346
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 1.334% 8/15/33 (a)(b)(c)	744,734	743,218
Class C, 1 month U.S. LIBOR + 1.500% 1.584% 8/15/33 (a)(b)(c)	1,792,949	1,783,867
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	42,970,000	44,803,620
Series 2018-H4 Class A4, 4.31% 12/15/51	11,843,000	13,642,667
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	5,415,000	5,548,073
Class C, 3.283% 11/10/36 (a)(b)	5,196,000	5,253,952
Series 2021-L6 Class XA, 1.3556% 6/15/54 (b)(i)	49,153,061	4,270,634
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5374% 12/15/37 (a)(b)(c)	16,211,103	16,211,085
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	536,524	609,214
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.884% 4/15/36 (a)(b)(c)	12,400,000	12,403,426
UBS Commercial Mortgage Trust Series 2012-C1 Class A/S, 4.171% 5/10/45	18,857,000	19,064,361
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	29,470,000	29,282,547
Series 2020-LAB:
Class B, 2.453% 10/10/42 (a)	1,400,000	1,401,858
Class X, 0.5162% 10/10/42 (a)(b)(i)	40,100,000	1,371,276
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.284% 5/15/31 (a)(b)(c)	19,889,000	19,950,678
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	16,246,000	17,271,898
Series 2016-LC24 Class A3, 2.684% 10/15/49	19,800,000	20,680,835
Series 2018-C46 Class XA, 1.1013% 8/15/51 (b)(i)	53,463,930	2,305,562
Series 2018-C48 Class A5, 4.302% 1/15/52	13,797,000	15,854,810
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2014-C24 Class A4, 3.343% 11/15/47	27,181,000	28,652,123
Series 2012-C8 Class A/S, 3.66% 8/15/45	11,619,000	11,845,637
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,922,989,898)		1,936,986,624

Municipal Securities - 0.9%
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	2,420,000	3,848,131
7.55% 4/1/39	28,540,000	48,091,273
Series 2010, 7.625% 3/1/40	1,640,000	2,727,604
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	615,000	620,764
Series 2010 C1, 7.781% 1/1/35	7,020,000	9,727,278
Series 2012 B, 5.432% 1/1/42	6,950,000	8,260,516
Series 2008 E, 6.05% 1/1/29	395,000	431,233
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	11,637,818	12,283,143
5.1% 6/1/33	20,175,000	23,514,901
Series 2010-1, 6.63% 2/1/35	45,930,000	56,945,047
Series 2010-3:
6.725% 4/1/35	39,580,000	48,858,415
7.35% 7/1/35	18,315,000	23,249,925
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	32,466,000	41,595,618
TOTAL MUNICIPAL SECURITIES
(Cost $255,736,040)		280,153,848

Foreign Government and Government Agency Obligations - 0.1%
State of Qatar:	$	$
3.4% 4/16/25 (a)	11,185,000	12,064,421
3.75% 4/16/30 (a)	14,185,000	16,013,978
4.4% 4/16/50 (a)	13,195,000	16,048,419
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,516,218)		44,126,818

Bank Notes - 0.2%
Discover Bank:
3.35% 2/6/23	$5,980,000	$6,195,113
4.682% 8/9/28 (b)	23,162,000	24,639,479
KeyBank NA 6.95% 2/1/28	850,000	1,088,104
Regions Bank 6.45% 6/26/37	30,566,000	43,412,155
TOTAL BANK NOTES
(Cost $65,457,529)		75,334,851
	Shares	Value

Money Market Funds - 13.8%
Fidelity Cash Central Fund 0.06% (n)	3,709,292,647	$3,710,034,505
Fidelity Securities Lending Cash Central Fund 0.06% (n)(o)	841,298,830	841,382,960
TOTAL MONEY MARKET FUNDS
(Cost $4,551,413,243)		4,551,417,465
TOTAL INVESTMENT IN SECURITIES - 116.5%
(Cost $37,411,310,898)		38,398,091,918
NET OTHER ASSETS (LIABILITIES) - (16.5)%		(5,435,765,074)
NET ASSETS - 100%		$32,962,326,844

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 10/1/51	$(30,600,000)	$(31,031,910)
2% 10/1/51	(30,600,000)	(31,031,910)
2% 10/1/51	(49,100,000)	(49,793,032)
2% 10/1/51	(25,550,000)	(25,910,631)
2% 10/1/51	(63,800,000)	(64,700,518)
2% 10/1/51	(62,700,000)	(63,584,992)
2% 10/1/51	(31,450,000)	(31,893,907)
2.5% 10/1/51	(53,100,000)	(54,816,112)
3% 10/1/51	(31,000,000)	(32,391,726)
3% 10/1/51	(12,950,000)	(13,531,382)
3% 10/1/51	(5,050,000)	(5,276,717)
3.5% 10/1/51	(16,050,000)	(16,879,042)
3.5% 10/1/51	(15,950,000)	(16,773,877)
3.5% 10/1/51	(16,050,000)	(16,879,042)

TOTAL GINNIE MAE		(454,494,798)

Uniform Mortgage Backed Securities
1.5% 10/1/51	(56,050,000)	(54,447,261)
2% 10/1/51	(2,800,000)	(2,807,175)
2% 10/1/51	(38,550,000)	(38,648,784)
2% 10/1/51	(29,050,000)	(29,124,441)
2% 10/1/51	(24,350,000)	(24,412,397)
2% 10/1/51	(96,100,000)	(96,346,251)
2% 10/1/51	(7,500,000)	(7,519,219)
2% 10/1/51	(24,350,000)	(24,412,397)
2% 10/1/51	(39,050,000)	(39,150,066)
2% 10/1/51	(95,550,000)	(95,794,847)
2% 10/1/51	(25,050,000)	(25,114,191)
2% 10/1/51	(66,900,000)	(67,071,431)
2% 10/1/51	(39,500,000)	(39,601,219)
2% 10/1/51	(94,450,000)	(94,692,028)
2% 10/1/51	(92,700,000)	(92,937,544)
2% 10/1/51	(31,000,000)	(31,079,438)
2.5% 10/1/51	(33,700,000)	(34,749,179)
2.5% 10/1/51	(33,725,000)	(34,774,957)
2.5% 10/1/51	(66,875,000)	(68,957,013)
2.5% 10/1/51	(550,000)	(567,123)
2.5% 10/1/51	(80,900,000)	(83,418,652)
2.5% 10/1/51	(42,050,000)	(43,359,138)
3% 10/1/51	(36,350,000)	(38,041,097)
3% 10/1/51	(46,450,000)	(48,610,975)
3% 10/1/51	(36,350,000)	(38,041,097)
3% 10/1/51	(46,450,000)	(48,610,975)
3% 10/1/51	(27,700,000)	(28,988,676)
3% 10/1/51	(27,500,000)	(28,779,372)
3% 10/1/51	(10,500,000)	(10,988,487)
3% 10/1/51	(17,000,000)	(17,790,884)
3% 10/1/51	(15,000,000)	(15,697,839)
3.5% 10/1/51	(39,600,000)	(41,906,375)
3.5% 10/1/51	(20,400,000)	(21,588,133)
3.5% 10/1/51	(15,100,000)	(15,979,451)
3.5% 10/1/51	(19,225,000)	(20,344,699)
3.5% 10/1/51	(55,875,000)	(59,129,261)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,463,482,072)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,920,263,719)		$(1,917,976,870)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,658	Dec. 2021	$218,208,344	$(2,366,407)	$(2,366,407)
Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	3,334	Dec. 2021	733,662,328	434,945	434,945
CBOT 5-Year U.S. Treasury Note Contracts (United States)	919	Dec. 2021	112,800,070	818,151	818,151
CBOT Long Term U.S. Treasury Bond Contracts (United States)	1,670	Dec. 2021	265,895,313	6,017,970	6,017,970

TOTAL SOLD					7,271,066

TOTAL FUTURES CONTRACTS					$4,904,659

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

The notional amount of futures sold as a percentage of Net Assets is 3.4%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$5,210,000	$(10,130)	$30,459	$20,329
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	9,430,000	(18,336)	43,032	24,696
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	9,990,000	(19,425)	27,134	7,709

TOTAL CREDIT DEFAULT SWAPS						$(47,891)	$100,625	$52,734

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2023	$100,527,000	$(118,692)	$0	$(118,692)
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2026	41,888,000	(397,000)	0	(397,000)
1.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2028	10,380,000	(150,775)	0	(150,775)
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2031	7,744,000	(157,051)	0	(157,051)
2%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Dec. 2051	2,990,000	(134,774)	0	(134,774)

TOTAL INTEREST RATE SWAPS							$(958,292)	$0	$(958,292)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,922,343,792 or 14.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,294,034.

 (e) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $20,836,361.

 (f) Security or a portion of the security is on loan at period end.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $3,053,107.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (k) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (l) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (m) Level 3 security

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,600,042,586	$13,446,282,881	$11,336,294,695	$2,009,138	$3,734	$(1)	$3,710,034,505	5.5%
Fidelity Securities Lending Cash Central Fund 0.06%	873,241,530	9,629,268,637	9,661,127,207	725,432	--	--	841,382,960	2.4%
Total	$2,473,284,116	$23,075,551,518	$20,997,421,902	$2,734,570	$3,734	$(1)	$4,551,417,465

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$12,131,916,248	$--	$12,131,916,248	$--
U.S. Government and Government Agency Obligations	8,479,982,613	--	8,479,982,613	--
U.S. Government Agency - Mortgage Securities	8,417,170,772	--	8,417,170,772	--
Asset-Backed Securities	2,115,232,216	--	2,115,232,216	--
Collateralized Mortgage Obligations	365,770,463	--	365,770,463	--
Commercial Mortgage Securities	1,936,986,624	--	1,936,986,623	1
Municipal Securities	280,153,848	--	280,153,848	--
Foreign Government and Government Agency Obligations	44,126,818	--	44,126,818	--
Bank Notes	75,334,851	--	75,334,851	--
Money Market Funds	4,551,417,465	4,551,417,465	--	--
Total Investments in Securities:	$38,398,091,918	$4,551,417,465	$33,846,674,452	$1
Derivative Instruments:
Assets
Futures Contracts	$7,271,066	$7,271,066	$--	$--
Total Assets	$7,271,066	$7,271,066	$--	$--
Liabilities
Futures Contracts	$(2,366,407)	$(2,366,407)	$--	$--
Swaps	(1,006,183)	--	(1,006,183)	--
Total Liabilities	$(3,372,590)	$(2,366,407)	$(1,006,183)	$--
Total Derivative Instruments:	$3,898,476	$4,904,659	$(1,006,183)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,917,976,870)	$--	$(1,917,976,870)	$--
Total Other Financial Instruments:	$(1,917,976,870)	$--	$(1,917,976,870)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(47,891)
Total Credit Risk	0	(47,891)
Interest Rate Risk
Futures Contracts(b)	7,271,066	(2,366,407)
Swaps(c)	0	(958,292)
Total Interest Rate Risk	7,271,066	(3,324,699)
Total Value of Derivatives	$7,271,066	$(3,372,590)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Cayman Islands	4.6%
United Kingdom	2.1%
Mexico	1.4%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value (including securities loaned of $823,549,296) — See accompanying schedule: Unaffiliated issuers (cost $32,859,897,655)	$33,846,674,453
Fidelity Central Funds (cost $4,551,413,243)	4,551,417,465
Total Investment in Securities (cost $37,411,310,898)		$38,398,091,918
Cash		103,130
Receivable for investments sold		45,722,990
Receivable for TBA sale commitments		1,920,263,719
Receivable for fund shares sold		296,504
Interest receivable		181,457,418
Distributions receivable from Fidelity Central Funds		237,106
Receivable for daily variation margin on centrally cleared OTC swaps		144,642
Other receivables		50
Total assets		40,546,317,477
Liabilities
Payable for investments purchased
Regular delivery	$277,028,981
Delayed delivery	4,543,955,955
TBA sale commitments, at value	1,917,976,870
Payable for fund shares redeemed	3,237,547
Bi-lateral OTC swaps, at value	47,891
Payable for daily variation margin on futures contracts	300,458
Other payables and accrued expenses	59,971
Collateral on securities loaned	841,382,960
Total liabilities		7,583,990,633
Net Assets		$32,962,326,844
Net Assets consist of:
Paid in capital		$32,080,524,209
Total accumulated earnings (loss)		881,802,635
Net Assets		$32,962,326,844
Net Asset Value, offering price and redemption price per share ($32,962,326,844 ÷ 287,877,786 shares)		$114.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Interest		$687,519,147
Income from Fidelity Central Funds (including $725,432 from security lending)		2,734,570
Total income		690,253,717
Expenses
Custodian fees and expenses	$234,394
Independent directors' fees and expenses	87,135
Miscellaneous	263
Total expenses before reductions	321,792
Expense reductions	(2,627)
Total expenses after reductions		319,165
Net investment income (loss)		689,934,552
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,816,730
Fidelity Central Funds	3,734
Futures contracts	7,840,731
Swaps	2,021,673
Written options	41,285
Total net realized gain (loss)		32,724,153
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(373,755,560)
Fidelity Central Funds	(1)
Futures contracts	4,904,659
Swaps	(905,558)
Delayed delivery commitments	3,773,452
Total change in net unrealized appreciation (depreciation)		(365,983,008)
Net gain (loss)		(333,258,855)
Net increase (decrease) in net assets resulting from operations		$356,675,697

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$689,934,552	$742,105,352
Net realized gain (loss)	32,724,153	590,364,431
Change in net unrealized appreciation (depreciation)	(365,983,008)	739,514,570
Net increase (decrease) in net assets resulting from operations	356,675,697	2,071,984,353
Distributions to shareholders	(1,366,019,389)	(786,967,749)
Affiliated share transactions
Proceeds from sales of shares	4,772,576,629	4,986,518,480
Reinvestment of distributions	1,366,019,389	786,967,715
Cost of shares redeemed	(1,303,472,762)	(4,569,303,444)
Net increase (decrease) in net assets resulting from share transactions	4,835,123,256	1,204,182,751
Total increase (decrease) in net assets	3,825,779,564	2,489,199,355
Net Assets
Beginning of period	29,136,547,280	26,647,347,925
End of period	$32,962,326,844	$29,136,547,280
Other Information
Shares
Sold	41,207,631	44,609,480
Issued in reinvestment of distributions	11,786,609	6,835,016
Redeemed	(11,186,877)	(42,051,067)
Net increase (decrease)	41,807,363	9,393,429

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$118.41	$112.59	$105.24	$108.86	$110.23
Income from Investment Operations
Net investment income (loss)A	2.569	3.127	3.512	3.276	2.761
Net realized and unrealized gain (loss)	(1.197)	6.011	7.580	(3.786)	(1.152)
Total from investment operations	1.372	9.138	11.092	(.510)	1.609
Distributions from net investment income	(2.615)	(3.192)	(3.742)	(3.059)	(2.868)
Distributions from net realized gain	(2.667)	(.126)	–	(.051)	(.111)
Total distributions	(5.282)	(3.318)	(3.742)	(3.110)	(2.979)
Net asset value, end of period	$114.50	$118.41	$112.59	$105.24	$108.86
Total ReturnB	1.18%	8.24%	10.75%	(.47)%	1.52%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	2.22%	2.72%	3.27%	3.07%	2.56%
Supplemental Data
Net assets, end of period (000 omitted)	$32,962,327	$29,136,547	$26,647,348	$8,167,488	$7,424,984
Portfolio turnover rateF	245%	204%G	186%G	73%	98%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Investment Grade Bond Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios II LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,142,111,167
Gross unrealized depreciation	(172,539,300)
Net unrealized appreciation (depreciation)	$969,571,867
Tax Cost	$37,429,800,716

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$961,069,594

The Fund intends to elect to defer to its next fiscal year $70,066,787 of capital losses recognized during the period November 1, 2020 to September 30, 2021.

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$1,141,450,834	$ 774,372,797
Long-term Capital Gains	224,568,555	12,594,952
Total	$1,366,019,389	$ 786,967,749

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$66,380	$52,734
Total Credit Risk	$66,380	$52,734
Interest Rate Risk
Futures Contracts	$7,840,731	$4,904,659
Swaps	1,955,293	(958,292)
Written Options	41,285	–
Total Interest Rate Risk	9,837,309	3,946,367
Totals	$9,903,689	$3,999,101

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Investment Grade Bond Central Fund	36,650,175,166	36,451,478,828

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Investment Grade Bond Central Fund	1,469,430	165,678,279

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Investment Grade Bond Central Fund	$76,983	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,627.

9. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios II LLC and the Shareholders of Fidelity Investment Grade Bond Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Investment Grade Bond Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios II LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios II LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolio II LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2007

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Investment Grade Bond Central Fund	.0006%
Actual		$1,000.00	$1,024.10	$--C
Hypothetical-D		$1,000.00	$1,025.07	$--C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than $.005.

 D 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $115,742,403, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $614,871,922 of distributions paid during the period January 1, 2020 to September 30, 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $751,219,064 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 99.98%% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Directors are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the profitability of the funds that invest in the fund, as well as Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

TP1-ANN-1121
1.822351.116

Fidelity® Inflation-Protected Bond Index Central Fund

Annual Report

September 30, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Inflation-Protected Bond Index Central Fund	5.74%	3.80%	2.29%

 A From February 22, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Inflation-Protected Bond Index Central Fund on February 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index performed over the same period.

Period Ending Values
$12,426	Fidelity® Inflation-Protected Bond Index Central Fund
$12,446	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending September 30, 2021, in a broad risk-on environment. The Bloomberg U.S. Aggregate Bond Index returned -0.90% for the full period. In February, bond yields rose notably, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery. This led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising near period end, largely due to an improved economy and the potential for tighter monetary policy. For much of the 12 months, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off, although by period end, expectations rose that it could begin to happen as soon as November. Within the Bloomberg Barclays index, corporate bonds rose 1.74% for the period, significantly topping the -3.30% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added about 11% and Treasury Inflation-Protected Securities (TIPS) rose about 5%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the fiscal year, the fund returned 5.74%, nearly in line, net of fees, with the 5.75% return of the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS outpaced all other major U.S. investment-grade bond sectors for the year as high inflation drove demand for the asset class. Inflation rose in early 2021 as prices for airfares, restaurant meals and apparel recovered sharply after slipping as the economy shut down during the depths of the COVID-19 pandemic. In June, consumer prices (as measured by the Consumer Price Index for All Urban Consumers) increased 5.4% from a year earlier, the biggest monthly gain since August 2008; used car and truck prices comprised about one-third of the total CPI-U increase. At period end, consumer prices had climbed 5.4% in September 2021 from a year earlier. Rent, food and furniture costs surged as a limited supply of housing and a shortage of goods stemming from global supply chain bottlenecks combined with extraordinarily high demand to fuel rapid inflation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Coupon Distribution as of September 30, 2021

% of fund's investments
0.01 - 0.99%	85.3
1 - 1.99%	1.6
2 - 2.99%	7.9
3 - 3.99%	4.2

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of September 30, 2021
U.S. Government and U.S. Government Agency Obligations*	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Inflation Protected Securities - 99.5%

Schedule of Investments September 30, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
1.75% 1/15/28	$15,287,135	$18,401,909
2% 1/15/26	19,567,721	22,824,710
2.375% 1/15/25	28,072,787	32,229,394
2.375% 1/15/27	15,903,855	19,353,776
2.5% 1/15/29	15,230,746	19,516,968
3.625% 4/15/28	16,931,425	22,645,555
3.875% 4/15/29	19,315,253	26,954,499
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	50,862,551	52,580,881
0.125% 7/15/24	43,380,068	46,316,999
0.125% 10/15/24	37,267,988	39,873,867
0.125% 4/15/25	30,556,614	32,786,740
0.125% 10/15/25	37,276,977	40,344,260
0.125% 4/15/26	34,748,580	37,627,184
0.125% 7/15/26	35,711,150	38,967,992
0.125% 1/15/30	37,936,447	41,703,168
0.125% 7/15/30	42,075,177	46,432,243
0.125% 1/15/31	44,367,994	48,729,476
0.125% 7/15/31	31,675,093	34,906,311
0.25% 1/15/25	43,535,610	46,780,047
0.25% 7/15/29	33,969,388	37,812,965
0.375% 7/15/23	49,651,881	52,310,012
0.375% 7/15/25	45,277,089	49,415,565
0.375% 1/15/27	35,372,061	39,065,085
0.375% 7/15/27	37,036,903	41,216,384
0.5% 4/15/24	26,696,464	28,512,748
0.5% 1/15/28	39,021,390	43,705,745
0.625% 4/15/23	43,118,007	45,116,728
0.625% 1/15/24	47,168,589	50,328,242
0.625% 1/15/26	39,056,257	43,118,134
0.75% 7/15/28	33,828,399	38,751,175
0.875% 1/15/29	28,132,564	32,521,101
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $1,091,571,616)		1,170,849,863
	Shares	Value

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.06% (a)
(Cost $12,118,580)	12,116,157	12,118,580
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,103,690,196)		1,182,968,443
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,627,944)
NET ASSETS - 100%		$1,177,340,499

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,049,554	$95,149,193	$90,080,158	$3,134	$(9)	$--	$12,118,580	0.0%
Total	$7,049,554	$95,149,193	$90,080,158	$3,134	$(9)	$--	$12,118,580

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,170,849,863	$--	$1,170,849,863	$--
Money Market Funds	12,118,580	12,118,580	--	--
Total Investments in Securities:	$1,182,968,443	$12,118,580	$1,170,849,863	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.5%
Short-Term Investments and Net Other Assets	0.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,091,571,616)	$1,170,849,863
Fidelity Central Funds (cost $12,118,580)	12,118,580
Total Investment in Securities (cost $1,103,690,196)		$1,182,968,443
Receivable for investments sold		6,605,692
Receivable for fund shares sold		25,296
Interest receivable		1,849,725
Distributions receivable from Fidelity Central Funds		536
Total assets		1,191,449,692
Liabilities
Payable for investments purchased	$13,742,849
Payable for fund shares redeemed	363,004
Other payables and accrued expenses	3,340
Total liabilities		14,109,193
Net Assets		$1,177,340,499
Net Assets consist of:
Paid in capital		$1,026,494,556
Total accumulated earnings (loss)		150,845,943
Net Assets		$1,177,340,499
Net Asset Value, offering price and redemption price per share ($1,177,340,499 ÷ 10,374,734 shares)		$113.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2021
Investment Income
Interest		$59,955,094
Income from Fidelity Central Funds		3,134
Total income		59,958,228
Expenses
Custodian fees and expenses	$9,307
Independent directors' fees and expenses	3,924
Miscellaneous	12
Total expenses before reductions	13,243
Expense reductions	(1)
Total expenses after reductions		13,242
Net investment income (loss)		59,944,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,465,194
Fidelity Central Funds	(9)
Total net realized gain (loss)		36,465,185
Change in net unrealized appreciation (depreciation) on investment securities		(27,057,952)
Net gain (loss)		9,407,233
Net increase (decrease) in net assets resulting from operations		$69,352,219

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2021	Year ended September 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,944,986	$19,424,089
Net realized gain (loss)	36,465,185	2,591,128
Change in net unrealized appreciation (depreciation)	(27,057,952)	88,247,825
Net increase (decrease) in net assets resulting from operations	69,352,219	110,263,042
Distributions to shareholders	(19,698,943)	(24,089,531)
Affiliated share transactions
Proceeds from sales of shares	206,926,540	472,910,782
Reinvestment of distributions	19,698,943	24,089,531
Cost of shares redeemed	(695,183,568)	(368,587,163)
Net increase (decrease) in net assets resulting from share transactions	(468,558,085)	128,413,150
Total increase (decrease) in net assets	(418,904,809)	214,586,661
Net Assets
Beginning of period	1,596,245,308	1,381,658,647
End of period	$1,177,340,499	$1,596,245,308
Other Information
Shares
Sold	1,862,396	4,533,081
Issued in reinvestment of distributions	180,614	234,250
Redeemed	(6,322,143)	(3,539,764)
Net increase (decrease)	(4,279,133)	1,227,567

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Inflation-Protected Bond Index Central Fund

Years ended September 30,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$108.93	$102.91	$100.18	$102.20	$103.10
Income from Investment Operations
Net investment income (loss)A	5.098	1.359	2.057	3.299	1.870
Net realized and unrealized gain (loss)	1.090	6.303	3.622	(2.914)	(2.160)
Total from investment operations	6.188	7.662	5.679	.385	(.290)
Distributions from net investment income	(.222)	(.389)	(.463)	(.325)	(.165)
Distributions from net realized gain	(1.416)	(1.253)	(2.486)	(2.080)	(.445)
Total distributions	(1.638)	(1.642)	(2.949)	(2.405)	(.610)
Net asset value, end of period	$113.48	$108.93	$102.91	$100.18	$102.20
Total ReturnB	5.74%	7.55%	5.84%	.38%	(.27)%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	4.60%	1.30%	2.05%	3.29%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,177,340	$1,596,245	$1,381,659	$1,123,053	$969,371
Portfolio turnover rateF	24%	41%	53%	33%	29%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2021

1. Organization.

Fidelity Inflation-Protected Bond Index Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios II LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain losses related to deflation adjustments on U.S. Treasury inflation-indexed securities, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,084,092
Gross unrealized depreciation	(1,114,389)
Net unrealized appreciation (depreciation)	$77,969,703
Tax Cost	$1,104,998,740

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$52,807,376
Undistributed long-term capital gain	$20,068,864
Net unrealized appreciation (depreciation) on securities and other investments	$77,969,703

The tax character of distributions paid was as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$19,698,943	$ 24,089,531

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Inflation-Protected Bond Index Central Fund	–	284,838,608

5. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1.

6. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

7. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios II LLC and the Shareholders of Fidelity Inflation-Protected Bond Index Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Inflation-Protected Bond Index Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios II LLC, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 11, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investments Portfolio II LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2007

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period-B April 1, 2021 to September 30, 2021
Fidelity Inflation-Protected Bond Index Central Fund	.0008%
Actual		$1,000.00	$1,040.50	$-C
Hypothetical-D		$1,000.00	$1,025.06	$-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount Represents less than $.005.

 D 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $28,874,513, or, if subsequently determined to be different, the net capital gain of such year.

A total of 100% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $21,752,199 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 99.88% of the short-term capital gain dividend distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $12,080,576 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Index Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Directors are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Directors, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the profitability of the funds that invest in the fund, as well as Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IPB-ANN-1121
1.938133.109

Item 2.

Code of Ethics

As of the end of the period, September 30, 2021, Fidelity Central Investment Portfolios II LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Inflation-Protected Bond Index Central Fund and Fidelity Investment Grade Bond Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Central Fund	$42,300	$-	$9,500	$1,100
Fidelity Investment Grade Bond Central Fund	$74,000	$-	$8,800	$1,600

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Central Fund	$43,400	$-	$9,500	$1,000
Fidelity Investment Grade Bond Central Fund	$97,200	$-	$8,800	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2021A	September 30, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2021A	September 30, 2020A
Deloitte Entities	$542,600	$525,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	November 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 18, 2021